MERIDIAN GOLD INC.

                            MANAGEMENT PROXY CIRCULAR

This Management Information Circular and Proxy Statement (the "Circular") is furnished in connection with the solicitation of proxies by the management of Meridian Gold Inc. (the "Corporation") for use at the Annual and Special Meeting of Shareholders (or any adjournments thereof) of the Corporation (the "Meeting") to be held at 4:00 p.m. on Wednesday, April 21, 1999, in the Main Dining Room of The National Club, 303 Bay Street, Toronto, Ontario (business attire required) for the purposes set forth in the accompanying Notice of Meeting. The solicitation will be primarily by mail, but proxies may also be solicited personally by regular employees of the Corporation for which no additional compensation will be paid. In addition, the Corporation has retained Shareholder Communications Canada to assist in the solicitation of proxies in Canada and the United States, respectively, for total estimated fees of CDN$16,000. The cost of preparing, assembling and mailing this Circular, the Notice of Meeting, form of proxy and any other material relating to the Meeting has been or will be borne by the Corporation. It is anticipated that copies of this Circular and accompanying proxy will be distributed to shareholders on or about March 16, 1999.

Shareholders who are not able to attend the Meeting in person should complete and sign the enclosed proxy and return it to The Trust Company of Bank of Montreal, the Corporation's registrar and transfer agent, in the pre-addressed envelope. Please ensure that your completed proxy is received no later than 5:00 p.m. (Eastern Daylight Time) on April 20, 1999. To be effective, proxies must be received before 5:00 p.m. (Eastern Daylight Time) on April 20, 1999 by The Trust Company of Bank of Montreal, 129 St. Jacques Street West, Level B North, Montreal, Quebec H2Y 1L6.

APPOINTMENT OF PROXYHOLDER

Any shareholder has the right to appoint a person (who need not be a shareholder) other than the persons designated in the enclosed form of proxy to attend and to vote and to act for and on behalf of the shareholder at the Meeting. In order to do so, the shareholder may insert the name of such other person in the blank space provided in the proxy, or use another form of proxy.

EXERCISE OF VOTE BY PROXY

The shares represented by the proxy which is hereby solicited will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares shall be voted accordingly. Where a shareholder fails to specify a choice with respect to any matter referred to in the Notice of Meeting in a proxy appointing a management nominee (the nominees specified in the proxy enclosed with this Circular) as proxyholder, the shares represented by the proxy will be voted for or in favor of the matter.

The  enclosed  proxy  confers  discretionary   authority  with  respect  to  any
amendments or variations to the matters referred to in the Notice of Meeting and any other matters which may properly come before the Meeting.

REVOCATION OF PROXY

In addition to revocation in any other manner permitted by law, a shareholder who has executed a proxy has the power to revoke it by depositing an instrument in writing executed by the shareholder (or the shareholder's attorney authorized in writing): (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting (or any adjournment of the Meeting), or (ii) with the Chairman of the Meeting on the day of the Meeting (or any adjournment of the Meeting).

VOTING SHARES AND PRINCIPAL HOLDERS

At March 3, 1999, there were outstanding 73,641,420 common shares of the Corporation. Holders of record of common shares at the close of business on March 3, 1999 are entitled to one vote for each common share held, except to the extent that subsequent transferees become entitled to vote by complying with the Canada Business Corporations Act.

The following table shows, as of March 3, 1999, each person who, to the knowledge of the Corporation, its directors or officers, beneficially owns, directly or indirectly, or exercises control or direction over, in excess of 10% of any class of voting securities of the Corporation:


                          Name and Address of                 Amount and Nature of
 Class of Securities      Beneficial Owner                    Beneficial Ownership         Percent of Class
 -------------------      ----------------                    --------------------         ----------------
       Common             Royal Trust Investment                   12,405,000                   16.85%
                          Management Holdings Inc.             Shared Voting and
                          P. O. Box 7500                       Dispositive Power

                          Station A
                          Toronto, Ontario

       Common             Fidelity Management and                  7,841,075*                   10.65%
                          Research Corporation               Sole Dispositive Power
                          82 Devonshire Street
                          Boston, MA                         *Total shares owned is
                                                                7,841,075, which
                                                            includes the sole voting
                                                            power shares of 665,875


ELECTION OF DIRECTORS

Under the Articles of the Corporation, the Board of Directors consists of a minimum of three members and a maximum of ten members; the number of directors within this range is determined by the Board. The number of directors is currently fixed at six.

The persons named in the enclosed form of proxy intend to vote for the election of the six nominees listed in the following table, all of whom are now members of the Board of Directors and have been for the periods indicated. It is not anticipated that any of these nominees will be unable to serve as directors, but if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy shall be entitled to vote for any other nominees in their discretion.

Each director elected will hold office until the next Annual Meeting of Shareholders or until his or her successor is elected or appointed.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Name                          Age          Director Since        Shares Owned(1)
----                          ---          --------------        ---------------

John A. Eckersley(4)           54               1996                  4,500
West Vancouver,
British Columbia

Mr.   Eckersley  is  a  private   investor.   Prior  to  October  1995,  he  was
Vice-President, Secretary and General Counsel of Placer Dome Inc., a mining company.

Brian J. Kennedy               55               1996                  4,700(2)
Reno, Nevada

Mr. Kennedy has been President and Chief Executive Officer of the Corporation since April 1996. He was President of FMC Gold Company, a predecessor of the Corporation, from May 1987 until June 1996. Mr. Kennedy is also a director and officer of certain subsidiaries of the Corporation.

Christopher R. Lattanzi(3)     62               1999                    nil
Toronto, Ontario

Mr. Lattanzi, elected to the Board of Directors in February 1999, is currently a mining engineer and President of Micon International Limited, mineral industry consultants.

Malcolm W. MacNaught(3)        61               1997                  10,000
Duxbury, Massachusetts

In 1996, Mr. MacNaught culminated his career with Fidelity Investments where he managed the Fidelity Select Precious Metals and Minerals fund and the Fidelity Select American Gold Portfolio fund. He also acted as Manager of Fidelity Advisor Global Resources. Mr. MacNaught is a private investor.

Robert G. Matthews(4)          64                1999                    nil
Toronto, Ontario

Mr. Matthews, elected to the Board of Directors in February 1999, retired in 1990 as Vice President and Director, Corporate Finance with RBC Dominion Securities where he specialized in mine financing, mergers and acquisitions. Mr.

Matthews is a private investor.

David S. Robertson(3)(4)       75                 1996                 5,000
North York, Ontario

Dr. Robertson is an independent consultant in the mineral industry.


Notes
-----

(1) Information as to shares beneficially owned, directly or indirectly, or over which control or direction is exercised, is not within the knowledge of management and has been furnished by the respective nominees, as of March 3, 1999.

(2) Mr. Kennedy also holds 10,000 non-voting Preferred Shares, Series 1 of the Corporation.

(3)  Member of Compensation Committee.

(4)  Member of Audit Committee.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Board of Directors
----------------------

The Board of Directors is responsible for the supervision of the management of the Corporation's business and affairs. It has the statutory authority and obligation to protect and enhance the assets of the Corporation in the interest of all shareholders. The Board of Directors believes in the principles of maintaining an independent and effective board of directors, assumption by the board of stewardship of the Corporation and compliance, to the extent practicable for the Corporation, with the guidelines adopted by the Toronto Stock Exchange Committee on Corporate Governance (the "TSE Guidelines").

While management is responsible for day-to-day operations, the Board of Directors has assumed the stewardship of the Corporation. This includes responsibility for (i) adoption of a strategic planning process, (ii) identifying principal risks of the Corporation's business and ensuring implementation of appropriate systems to manage those risks, (iii) succession planning, including appointing and monitoring senior management, (iv) a communications policy, and (v) integrity of the Corporation's internal control and management information systems.

New directors are provided with substantial reference material relating to the Corporation's strategies, business plan and recent performance, as well as their responsibilities as directors. Specific briefing sessions from appropriate senior management personnel take place regularly at meetings of the Board of Directors.

The Board of Directors met six times in 1998.

Board Composition and Independence from Management
--------------------------------------------------

The Corporation's policy is that a majority of the members of the Board of Directors be "unrelated", within the meaning of the TSE Guidelines, meaning independent of management and free from any interest and any business or other relationship which could, or could be perceived to, interfere with a director's independence. In its determination as to whether a particular director is a "related director", the Board of Directors examines the individual circumstances of each director and the relationship of the director to management and to the Corporation. The Board is of the view that five of the six present directors are independent of management and unrelated for purposes of the TSE Guidelines, the exception being Mr. Brian J. Kennedy, the President and Chief Executive Officer of the Corporation. At the Meeting, a slate of six individuals is being proposed for election by the shareholders. Five of the nominees qualify as unrelated directors.

The Corporation's policy is to maintain a non-executive Chairman of the Board of Directors, to ensure that the Board can function independently of management. The current Chairman of the Board of Directors, David S. Robertson, qualifies as an unrelated director.

The current composition of the Board of Directors reflects a breadth of background and experience that are important for effective governance of a company in the mining industry. Additional nominees to the Board of Directors would be expected to possess backgrounds and/or experience to complement that of the Board.

Board Committees
----------------

The Audit Committee, on behalf of the Board, has responsibility for: (a) reviewing the financial statements of the Corporation and recommending whether such statements should be approved by the Board; (b) reviewing interim financial statements of the Corporation; (c) recommending to the Board annually or as they may otherwise determine, a duly qualified auditor; (d) reviewing the scope of the audit to be conducted by the external and internal auditors of the Corporation; (e) reviewing the auditors' fees and assessing the performance of external and internal auditors and the nature and cost of other services provided by such auditors; (f) reviewing all public disclosure documents containing financial information before release; (g) reviewing all post-audit or management letters containing material recommendations of the external auditor and management's response in respect of any identified material weakness; and
(h) having such other duties, powers and authorities as the Board may delegate to the Committee from time to time. The members of the Committee have the right, for the purpose of performing their duties, of inspecting all the books and records of the Corporation and its affiliates and of discussing such accounts and records and any matters relating to the financial position or condition of the Corporation with the auditors of the Corporation or its affiliates.

The Committee is composed of three (3) directors. This Committee has the following members: John A. Eckersley (Chairman), David S. Robertson, and Robert
G. Matthews. Mr. Mars was a member of the Committee throughout 1998 and until his resignation from the Board in February 1999. Mr. Matthews joined the Committee in March 1999.

The Compensation Committee has responsibility for: (a) fixing the compensation of the President and Chief Executive Officer and approving the compensation of the other officers of the Corporation; (b) exercising the powers conferred on it by the Board with respect to option and share purchase plans; and (c) reviewing annually, or more often if it deems appropriate, succession for key executives, performance appraisal (having regard to the criteria referred to under "Executive Annual Incentive Plan") and development of senior officers, senior management organization and reporting structure, contingency plans in the event of the unexpected disability of key executives, and performance and funding of pensions and other benefits.

The Committee is composed of three (3) directors. This Committee has the following members: David S. Robertson (Chairman), Malcolm W. MacNaught, and Christopher R. Lattanzi. Mr. Lattanzi joined the Committee in March 1999.

As additional members join the Board of Directors and as the needs of the Corporation change, the Board will review the need for, and establish as appropriate, additional committees.

Decisions Requiring Board Approval
----------------------------------

Approval of annual budgets and major acquisitions, investments and expenditures, as well as all significant matters outside the ordinary course of business and matters requiring such approval under applicable law, are subject to review and approval by the Board of Directors.

Board Performance
-----------------

The Chairman of the Board of Directors provides leadership to the effective performance of the Board of Directors.

Shareholder Communications
--------------------------

The  Corporation  maintains  shareholder   communications  through  an  investor
relations program.

The Board's Expectations of Management
--------------------------------------

The Board of Directors through the Compensation Committee conducts an annual performance evaluation of the President and Chief Executive Officer and establishes a list of objectives for the ensuing year.

The Board of Directors expects management to provide information and maintain processes which enable the Board of Directors to identify issues, challenges, and opportunities for the Corporation and otherwise discharge its responsibilities.

This statement of corporate governance practices has been developed and approved by the Board of Directors.

STATEMENT OF EXECUTIVE COMPENSATION

Summary Compensation
--------------------

The following table sets forth, for the periods indicated, information concerning compensation earned during such periods by the Corporation's Chief Executive Officer and by the Corporation's four other most highly compensated executive officers who were serving as executive officers on December 31, 1998 (the "Named Executives").


                          SUMMARY COMPENSATION TABLE(1)

---------------------------------------------------------------------------------------------------------------
                                                                                 Long-Term
                                                 Annual Compensation            Compensation
                                         -----------------------------------    ------------
                                                                                 Securities
          Name and                                             Other Annual     under Options      All Other
     Principal Position        Year      Salary      Bonus    Compensation(2)       Granted      Compensation
---------------------------------------------------------------------------------------------------------------
Brian J. Kennedy(3)(4)         1998      283,976    260,548        4,000           274,250             nil
President and                  1997      283,976    105,000        7,099           235,000             nil
Chief Executive Officer        1996      170,728    105,000        2,675           250,000         250,000

Donald L. Beckwith(2)(4)(6)    1998      153,755     93,114        3,844               nil         390,714
Vice President, Development    1997      146,433     79,308        3,661            65,000             nil
                               1996      128,394     48,769       22,342           113,300         105,000

Edward H. Colt(2)(5)           1998      141,667    103,474        3,542            59,500             nil
Vice President, Finance and    1997      127,083     81,333       51,510            55,000             nil
Chief Financial Officer        1996       15,376      3,125          nil           113,300          65,000

Richard C. Lorson              1998      141,537    101,907        2,654            61,250             nil
Vice President, Exploration    1997      134,797     69,286        3,370            55,000             nil
                               1996      108,215     30,012          500           113,300             nil

Christopher D.S. Bates(2)      1998      122,839     87,092        1,353            55,250           5,000
Vice President, Business       1997      115,067     82,170          nil            50,000             nil
Development                    1996       54,737     25,875          nil           105,000             nil
---------------------------------------------------------------------------------------------------------------

Notes:
------

(1) All figures, other than numbers of options granted, are expressed in U.S. dollars. Mr. Bates joined the Company on July 1, 1996 and Mr. Colt joined the Company on November 18, 1996.

(2) Consists of matching payments to a 401(k) Thrift Plan established by a subsidiary of the Corporation. Excludes any perquisites and other benefits not greater than the lesser of Cdn. $50,000 and 10% of the Named Executive Officer's total annual salary and bonus. 1998 relocation expenditures for Mr. Bates of $5,000 are also included in "Other". 1996 relocation expenditures for Mr. Colt of $48,333 are also included in "Other". In 1996, Mr. Beckwith received payments for unused vacation entitlements.

(3) On July 31, 1996, Mr. Kennedy was issued 10,000 non-voting Preferred Shares, Series 1 of the Corporation, with a face amount of U.S. $100,000, which amount is included under 1996 "All Other Compensation".

(4) "All Other Compensation" for 1996 includes, in the case of Messrs. Kennedy and Beckwith, certain incentive payments made in 1996 by the former parent of FMC Gold Company, the Company's predecessor.

(5) "All Other Compensation" for Mr. Colt in 1996 consists of certain payments in connection with his hiring.

(6) As of December 31, 1998, Mr. Beckwith resigned from the Corporation. Therefore, "All Other Compensation" for Mr. Beckwith in 1998 consists of his severance package.

Long-Term Incentive Plan
------------------------

There were no awards or payouts to the Named Executive Officers during the financial year ended December 31, 1998 under any arrangements of the Corporation which would constitute a long-term incentive plan.

Grants of Options
-----------------

The following table provides information concerning grants of options under the Corporation's 1996 Stock Option Plan to the Named Executive Officers during the financial year ended December 31, 1998.

                           Options       % of         Exercise           Value at
Name                       Granted      Total         Price(1)        Grant Date(2)    Expiration Date
-----------------------------------------------------------------------------------------------------------
Brian J. Kennedy             90,000      7.1            3.19               3.19        February 18, 2008
                            184,250      14.6           4.63               4.63        October 23, 2008
Donald L. Beckwith              nil      nil             nil               nil         nil
Edward H. Colt               59,500      4.7            4.63               4.63        October 23, 2008
Richard C. Lorson            61,250      4.9            4.63               4.63        October 23, 2008
Christopher D.S. Bates       55,250      4.4            4.63               4.63        October 23, 2008

Notes:
------

(1) Exercise Prices are expressed in U.S. dollars. All exercise prices are the closing price of the Common Shares of the Corporation on the New York Stock Exchange on the trading day prior to the grant.

(2) The figure is the closing price of the Common Shares of the Corporation on the New York Stock Exchange on the trading day prior to the grant.

Option Exercises and Year-End Option Values
-------------------------------------------

The following table provides information concerning (i) options exercised by any Named Executive Officer during the financial year ended December 31, 1998; and
(ii) the number and the value at December 31, 1998 of unexercised options held by the Named Executive Officers. In the table, "exercisable" options are those for which the vesting period or conditions, if any, have been met, and "in the money" options are those where the exercise price was less than the market price of the Common Shares of the Corporation at December 31, 1998.


                                                                                  Value of Unexercised
                            Options Exercised         Unexercised Options         In-the-money Options
                            -----------------         -------------------         --------------------
                         Securities    Aggregate                     Not                          Not
Name                      Acquired       Value     Exercisable   Exercisable    Exercisable   Exercisable
----------------------------------------------------------------------------------------------------------
Brian J. Kennedy            nil           nil        143,933       675,917        256,905      1,083,519
Donald L. Beckwith          nil           nil         37,767       140,533        76,950        243,274
Edward H. Colt              nil           nil         37,767       190,033        44,848        228,540
Richard C. Lorson           nil           nil         38,367       191,783        77,813        294,602
Christopher D.S. Bates      nil           nil         35,000       175,250        71,313        270,078

Note:
-----

All figures relating to "value" are expressed in U.S. dollars.

Pension Plans
-------------

The Named Executive Officers are participants in a defined benefit pension plan of Meridian Gold Company, the Corporation's principal operating subsidiary. The following table provides information concerning the total annual retirement benefit payable under these arrangements at retirement (normally age 65).


                                                       Years of Service
                          --------------------------------------------------------------------------------
Final Earnings                10              15                20                25                30
----------------------------------------------------------------------------------------------------------
 $100,000                 $13,347        $  20,021         $  26,694         $  33,368          $  40,041
  150,000                  20,847           31,271            41,694            52,118             62,541
  200,000                  28,347           42,521            56,694            70,868             85,041
  250,000                  35,847           53,771            71,694            89,618            107,541
  300,000                  43,347           65,021            86,694           108,368            130,041
  400,000                  58,347           87,521           116,694           145,868            175,041
  500,000                  73,347          110,021           146,694           183,368            220,041
  600,000                  88,347          132,521           176,694           220,868            265,041

All figures are expressed in U.S. dollars.

Compensation covered by this plan includes only the remuneration appearing in the "Salary" and "Bonus" columns in the Summary Compensation Table. Benefits are not subject to any deduction for social security or other offset amounts. The Named Executive Officers have the following number of years of service credited:
Mr. Kennedy,  25, Mr.  Beckwith,  19, Mr. Bates, 3, Mr. Colt, 2, and Mr. Lorson,
17. Credited years of service, in the case of Messers. Kennedy and Lorson, include service with FMC Gold Company, the Corporation's predecessor.

Employment Contracts
--------------------

Each of the Named Executive Officers has entered into an employment contract with the Corporation or Meridian Gold Company. Each of these contracts has a term of five years, with an automatic renewal for five years. Compensation is comprised of base salary, bonus and stock options, generally at the discretion of the Board of Directors of the Corporation, together with certain benefits. The employment contracts also provide for certain payments to the employee upon certain defined events of termination of employment (including termination or a change of responsibility after a change of control of the Corporation). These payments range from 18 months to 36 months of the employee's regular monthly compensation.

Composition of the Compensation Committee
-----------------------------------------

In 1998, the Compensation Committee of the Corporation performed the functions of determining compensation of the Corporation's executive officers, including the Named Executive Officers. In 1998, the Compensation Committee was comprised of David S. Robertson, John C. White and Malcolm W. MacNaught. In February 1998, Mr. White resigned from the Board of Directors and the Compensation Committee, and the Compensation Committee was comprised of David S. Robertson and Malcolm
W. MacNaught for the balance of the year. Mr. Lattanzi joined the Committee in March 1999. The report of the Compensation Committee on these matters is set forth below:

As noted elsewhere above, Brian J. Kennedy, one of the directors, is President and Chief Executive Officer. Mr. Kennedy always absented himself from the voting of the board which related to his compensation and did not participate in the board's determinations in respect of his compensation. None of the other members of the Board of Directors of the Corporation are or were officers or employees of the Corporation or its subsidiaries (with the exception of the Chairman of the Board of Directors, who is deemed to be an officer of the Corporation).

Report on Executive Compensation
--------------------------------

Compensation Philosophy

The Corporation's principal goal is to create value for its shareholders. The Corporation believes that directors, officers and employees should have their benefits aligned with both the short and long term interests of the shareholders.

The compensation of the Corporation's executive officers is comprised of three components; base salary, annual cash bonus, and long-term incentive in the form of stock options. It is structured to be competitive with a select group of comparative North American gold mining companies.

Cash bonuses and stock options are directly related to company performance and the individual's contribution. The Corporation strongly believes that annual incentives and stock options play an important role in increasing shareholder value.

Base Salary

To ensure that the Corporation is capable of attracting, motivating and retaining individuals with exceptional executive skills, cash compensation is reviewed and adjusted annually, based primarily on individual and corporate performance, as well as compensation practices of similar gold mining companies.

In determining 1998 executive compensation levels, the Board of Directors commissioned a report of an independent consultant. On the basis of this report and the board's own determination and discussion, the Board of Directors approved salaries and a bonus plan for the Corporation's executives for 1998 and subsequent years, based on the recommendations of management and the Compensation Committee of the Board (which recommendations were endorsed by the Board of Directors), which were in turn based on enumerated and weighted objectives for each. In all such cases, Mr. Kennedy absented himself from the Board's determinations of compensation of the Corporation's President and Chief Executive Officer.

Stock Options

The purpose of the Corporation's stock option plan is to develop the interest and incentive of eligible employees, officers and directors in the Corporation's growth and development by giving an opportunity to purchase Common Shares on a favorable basis, thereby advancing the interests of the Corporation, enhancing the value of the Common Shares for the benefit of all shareholders and increasing the ability of the Corporation to attract and retain skilled and motivated individuals.

Stock options are granted in accordance with the stock option plan approved by the shareholders at not less than the closing price of the Common Shares on the business day immediately prior to the date of grant.

President and Chief Executive Officer

In 1998, Mr. Brian Kennedy provided leadership and strategic direction that has enabled the Corporation to position itself for future growth. In determining Mr. Kennedy's compensation, the Compensation Committee and the Board of Directors relied on the report of an independent consultant comparing compensation practices of similar gold mining companies. The Compensation Committee and the Board of Directors also considered other factors, such as Mr. Kennedy's contribution to the business performance and anticipated future performance of the Corporation.

In consideration of Mr. Kennedy's contribution to the Corporation, Mr. Kennedy received a salary of $283,976, was awarded a cash bonus of $260,548 and received options to purchase 274,250 Common Shares. In February 1998, Mr. Kennedy was awarded options to purchase 90,000 Common Shares in lieu of a higher cash bonus. These options to purchase 90,000 Common Shares are included in his total options granted in 1998 to purchase 274,250 Common Shares.

The Compensation Committee has also approved those executive officers of the Corporation and its subsidiaries who will be eligible to participate in the Bonus Plan in 1999, together with enumerated and weighted objectives for each of these executive officers for 1999. Each of these sets of objectives includes a component of the Corporation's share performance, which will be calculated by comparing the trading prices of the Corporation's common shares against a weighted basket of shares of a list of comparable companies.

Going forward, the Compensation Committee and, as appropriate, the Board of Directors, will address other issues relating to executive compensation, including the relative emphasis on the components of executive compensation, including compensation for the Corporation's President and Chief Executive Officer.

Presented by the Compensation Committee: D.S. Robertson (Chairman), M.W. MacNaught, and C.R. Lattanzi.

PERFORMANCE GRAPH

The following graph charts performance of an investment in the common shares of the Corporation against the TSE 300 Stock Index and the TSE Gold and Precious Metals Sub-Index, assuming an investment of $100 on July 31, 1996. No dividends were paid by the Corporation during this period.

                               [chart goes here]

Compensation of Directors

The non-executive Chairman of the Board of Directors receives an annual retainer of U.S. $50,000; other directors of the Corporation who are not employees of the Corporation or its affiliates receive an annual retainer of U.S. $20,000, plus an additional U.S. $2,500 for each committee for which such director serves as chairman. All directors of the Corporation receive a fee of U.S. $1,000 for attending each meeting of the Board of Directors or a committee thereof, plus reimbursement of expenses. Directors are also eligible to receive grants under the Corporation's 1996 Stock Option Plan and its proposed successor plan, the 1999 Share Incentive Plan. The aggregate compensation paid to the directors of the Corporation during 1998 was U.S. $151,222, and the directors as a group (excluding Mr. Kennedy) were granted 50,000 options.

Directors' and Officers' Insurance

The Corporation maintains directors' and officers' liability insurance for the benefit of the directors and officers of the Corporation and certain subsidiaries. The current annual policy limit is U.S. $25,000,000. Protection is provided to directors and officers for wrongful acts or omissions done or committed during the course of their duties as such. Under the insurance coverage, the Corporation is reimbursed for payments which it is required or permitted to make to its directors and officers to indemnify them, subject to a deductible of U.S. $250,000 per loss. Individual directors and officers are reimbursed for losses incurred in their capacities as such, which are not subject to a deductible. The annual premium for the period January 1, 1998 to December 31, 1998 was U.S. $230,898, all of which was paid by the Corporation.

Indebtedness of Directors and Officers

None of the directors or officers of the Corporation, nor any proposed nominees for election as directors, nor any associate or affiliate of any such person, has been indebted to the Corporation or any of its subsidiaries at any time since January 1, 1998, other than amounts owing for purchases subject to usual trade terms, for ordinary travel and expense advances and for other transactions in the ordinary course of business.

Interests in Material Transactions

None of the directors or officers of the Corporation, nor any proposed nominees for election as directors, nor any associate or affiliate of any such person, had any direct or indirect material interest, since January 1, 1998, in respect of any matter that has materially affected or will materially affect the Corporation or any of its subsidiaries.

Appointment of Auditors

Unless otherwise instructed, the persons named in the enclosed form of proxy intend to vote such proxy in favor of the reappointment of KPMG LLP as auditors of the Corporation to hold office until the next annual meeting of shareholders and the authorization of the Board of Directors to fix their remuneration. KPMG LLP have been auditors of the Corporation since July 1996.

Representatives of KPMG LLP will attend the Meeting, will have the opportunity to make a statement if they desire to do so, and will respond to any appropriate questions.

The Board of Directors recommends that shareholders vote in favor of the appointment of KPMG LLP as auditors of the Corporation.

Adoption of 1999 Share Incentive Plan

The Corporation's 1996 Stock Option Plan (the "1996 Plan") provided for the grant of options to purchase up to 3,750,000 common shares of the Corporation to directors, officers and employees of the Corporation. As of January 31, 1999, options were outstanding under the 1996 Plan to purchase 3,253,533 common shares.

On March 5, 1999, the directors of the Corporation resolved to adopt the 1999 Share Incentive Plan (the "Plan") to replace the 1996 Plan, subject to shareholder approval. A copy of the Plan is attached as Exhibit I. The purpose of the Plan is to attract, retain and motivate eligible employees, directors and consultants, to compensate them for their contributions to the Corporation's long-term growth and development, and to encourage them to acquire a proprietary interest in the success of the Corporation. The Plan has been pre-cleared by the TSE, subject to shareholder approval at the Meeting.

The major differences between the Plan and the 1996 Plan are: (i) the Plan provides for equity-based or equity-related awards in addition to options, including share appreciation rights, restricted shares, restricted share units, and performance shares and share units, as more fully described in Exhibit I; and (ii) the Plan increases the number of common shares issuable.

The maximum number of common shares which may be reserved for issuance under the Plan pursuant to:

       -- options and share appreciation rights is 5,200,000, minus the number of Common Shares which may be issued on the exercise of options granted under the 1996 Plan (the "Option/SAR Component"), and

       -- awards other than options and share appreciation rights is 1,000,000 (the "Bonus Component").

The increase in the maximum number of common shares issuable from 3,750,000 under the 1996 Plan to 6,200,000 under the Plan represents an increase from approximately 5.1% to approximately 8.5% of the Company's common shares outstanding as of March 3, 1999. The Corporation will need the ability to issue these additional common shares to achieve the purpose of the Plan as stated above.

The aggregate number of Common Shares which may be reserved for issuance pursuant to awards granted under the Plan to directors as a group shall not exceed 100,000 during any one-year period.

In accordance with the rules of The Toronto Stock Exchange, separate shareholder approval is being sought for the Option/SAR Component and the Bonus Component. To be effective, the Option/SAR Component resolution set forth below must be approved by a majority of the votes at the Meeting in person or by proxy by shareholders of the Corporation, and the Bonus Component resolution set forth below must be approved by a majority of the votes cast at the Meeting in person or by proxy by shareholders of the Corporation other than insiders of the Corporation to whom awards may be granted under the Plan and their associates. Shareholders in this excluded class include all directors and senior officers of the Corporation, their relatives and any corporation controlled by them. To the best of the knowledge of the Corporation, as at March 3, 1999, the aggregate number of common shares held by those insiders of the Corporation to whom awards may be granted under the Plan and their associates was 42,700. Common shares held by such persons will be excluded for the purposes of determining whether the Option/SAR Component resolution and the Bonus Component resolution are approved.

The form of the Option/SAR Component resolution to be presented at the Meeting is as follows:

       RESOLVED THAT:

       1. The 1999 Share Incentive Plan of the Corporation substantially in the form attached as Exhibit I to the Management Proxy Circular of the Corporation dated March 16, 1999 as it relates to options and share appreciation rights and matters related thereto, is authorized, approved and adopted, together with such additions, deletions or changes thereto as may be required by any applicable securities regulatory authority or stock exchange; and

       2. Any director or officer of the Corporation is hereby authorized and directed to do all such things and to execute and deliver all such documents as may be necessary or desirable in order to implement the 1999 Share Incentive Plan.

The form of the Bonus Component resolution to be presented at the Meeting is as follows:

       RESOLVED THAT:

       1. The 1999 Share Incentive Plan of the Corporation substantially in the form attached as Exhibit I to the Management Proxy Circular of the Corporation dated March 16, 1999, as it relates to restricted shares, restricted share units, performance shares and share units, and other equity-based or equity-related awards (other than options and share appreciation rights), and matters related thereto, is authorized, approved and adopted, together with such additions, deletions or changes thereto as may be required by any applicable securities regulatory authority or stock exchange; and

       2. Any director or officer of the Corporation is hereby authorized and directed to do all such things and to execute and deliver all such documents as may be necessary or desirable in order to implement the 1999 Share Incentive Plan.

The Board of Directors recommends that shareholders vote in favor of the Option/SAR Component resolution and the Bonus Component resolution.

Adoption of Shareholder Rights Plan

At the Meeting, the shareholders will be asked to confirm the adoption of a new shareholder rights plan (the "Rights Plan"). The Rights Plan, which was unanimously adopted by the Board of Directors on March 5, 1999, is intended to replace the shareholder rights plan which shareholders of the Corporation ratified in 1996 (the "Current Rights Plan"), which will expire at the close of business on July 30, 1999.

The Board of Directors has determined that the Rights Plan is in the best interest of the Corporation and its shareholders. The Board of Directors unanimously recommends that the shareholders vote in favor of the Rights Plan.

Purpose of the Rights Plan
--------------------------

The Rights Plan is designed to give the Corporation's shareholders sufficient time to properly assess a take-over bid without undue pressure and to give the Corporation's Board of Directors time to consider alternatives designed to allow the Corporation's shareholders to receive full and fair value for their Meridian Gold Inc. Common Shares ("Meridian Gold Common Shares"). Additionally, the Rights Plan is designed to provide the Corporation's shareholders with equal treatment in a take-over bid. The desire to ensure that the Corporation is able to address unsolicited take-over bids for its issued and outstanding voting shares during the term of the Rights Plan stems from a concern that Canadian take-over bid rules (which only require take-over bids to be open for 21 days) provides too short a response time to companies that are subject to unsolicited take-over bids to ensure that shareholders are offered full and fair value for their shares.

Since the adoption of the original rights plan by the Corporation, shareholder rights plans have been adopted by approximately three hundred Canadian companies and the terms of such plans have evolved to reflect changes in investor attitudes, standards of corporate governance, requirements of securities regulatory authorities and the advice of third party commentators. The replacement Rights Plan reflects this evolution and is consistent with rights plans that other issuers have adopted in recent months.

Summary of the Rights Plan
--------------------------

The following is a summary of the principal terms of the Rights Plan which is qualified in its entirety by reference to the text of the Rights Plan, a copy of which is attached to this circular as Exhibit II. (Copies of the complete Rights Plan were filed with securities regulators in Canada, together with a copy of a material change report in respect of the Rights Plan.)

Effective Time
--------------

The effective time of the Rights Plan (the "Effective Time") is the earlier of

       (a)  the close of business on July 30, 1999;

       (b) the date that an Acquiring Person (see below) becomes an Acquiring Person; or

       (c) the date that an event occurs that would give rise to the subsequent separation of rights under the Current Rights Plan.

This definition of Effective Time is intended to preclude any attempt by a bidder to make a bid that would expire immediately after the Current Rights Plan comes to an end but before rights separate under the new Rights Plan.

Term and Shareholder Approval
-----------------------------

The Rights Plan will remain in effect until the close of business on the tenth anniversary of the Effective Time. The Rights Plan must, however, be approved by more than 50% of the votes cast at the Meeting by shareholders present or voting by proxy in order to come into force. In addition, the Rights Plan must be reconfirmed by more than 50% of the votes cast at each of the third and sixth annual meetings of the Corporation's shareholders following the Meeting.

Issue of Rights
---------------

Immediately after the Effective Time, one Right will be issued and will attach to each Meridian Gold Common Share outstanding and to each Meridian Gold Common Share subsequently issued.

Rights Exercise Privilege
-------------------------

The Rights will separate from the Meridian Gold Common Shares and will be exercisable ten trading days after a person has acquired 20% or more of, or commences or announces a take-over bid for, the Corporation's outstanding Common Shares, other than by an acquisition pursuant to a Permitted Bid or a Competing Permitted Bid. The acquisition by an Acquiring Person of 20% or more of the Meridian Gold Common Shares is referred to as a "Flip-in Event". When a Flip-in Event occurs, each Right (except for Rights beneficially owned by an Acquiring Person or certain transferees of an Acquiring Person, which rights will be void pursuant to the Rights Plan) becomes a right to purchase from the Corporation, upon exercise thereof in accordance with the terms of the Rights Plan, that number of Meridian Gold Common Shares having an aggregate market price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be subject to adjustment in accordance with the Rights Plan Agreement).

Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event. Any offer other than a Permitted Bid or a Competing Bid will be prohibitively expensive for the Acquiring Person. The Rights Plan is therefore designed to require any person interested in acquiring more than 20% of the Meridian Gold Common Shares to do so by way of a Permitted Bid or a Competing Permitted Bid or to make an offer which the Board considers to represent the full value of the Meridian Gold Common Shares.

Prior to the Rights being triggered by a party acquiring a voting interest of 20% or greater, the Rights will have no value and will have no dilutive effect on the Common Shares.

Certificates and Transferability
--------------------------------

Prior to the Separation Time, the Rights will be evidenced by a legend imprinted on the common share certificates of the Corporation and will not be transferable separately from the Meridian Gold Common Shares. Your Meridian Gold Common Share certificates do not need to be exchanged to entitle you to these Rights. The legend will be on all new certificates issued by the Corporation after the Effective Time. From and after the Separation Time, the Rights will be evidenced by Rights certificates and will be transferable separately from the Meridian Gold Common Shares.

Permitted Bid Requirements

The Permitted Bid requirements include the following:

       (i)   the take-over bid must be made by way of a take-over bid circular;

       (ii) the take-over bid must be made to all shareholders of the Corporation;

       (iii) the take-over bid must be outstanding for a minimum period of 60 days and Meridian Gold Common Shares tendered pursuant to the take-over bid may not be taken up prior to the expiry of the 60-day period and only if at such time more than 50% of the Meridian Gold Common Shares held by the shareholders, other than the bidder, its affiliates and persons acting jointly or in concert and certain other persons (the "Independent Shareholders"), have been tendered to the take-over bid and not withdrawn;

       (iv) the Meridian Gold Common Shares deposited pursuant to the bid may be withdrawn until taken up and paid for; and

       (v) if more than 50% of the Meridian Gold Common Shares held by Independent Shareholders are tendered pursuant to the takeover bid within the 60-day period, the bidder must make a public announcement of that fact and the take-over bid must remain open for deposits of Meridian Gold Common Shares for an additional 10 business days from the date of such public announcement.

The Rights Plan allows for a competing Permitted Bid (a "Competing Permitted Bid") to be made while a Permitted Bid is in existence. A Competing Permitted Bid must satisfy all of the requirements of a Permitted Bid except that it may expire on the same day as the Permitted Bid, subject to the requirement that it be outstanding for a minimum period of 21 days.

Waiver
------

The Board of Directors, acting in good faith, may prior to the occurrence of a Flip-in Event, waive the application of the Rights Plan to a particular Flip-in Event (an "Exempt Acquisition") where the take-over bid is made by a take-over bid circular to all holders of Meridian Gold Common Shares. Where the Board exercises the waiver power for one take-over bid, the waiver will also apply to any other take-over bid for the Corporation made by a take-over bid circular to all holders of Meridian Gold Common Shares prior to the expiry of any other bid for which the Rights Plan has been waived.

Redemption
----------

The Board of Directors with the approval of a majority of votes cast by shareholders (or the holders of the Rights if the Separation Time has occurred) voting in person and by proxy, at a meeting duly called for that purpose, may redeem all of the then outstanding Rights at $0.0001 per Meridian Gold Common Share as adjusted by the terms of the Rights Plan. Rights may also be redeemed by the Board without such approval following completion of a Permitted Bid, Competing Permitted Bid or Exempt Acquisition.

Amendment
---------

The Board of Directors may amend the Rights Plan with the approval of a majority of votes cast by shareholders (or the holders of the Rights if the Separation Time has occurred) voting in person and by proxy, at a meeting duly called for that purpose. The Directors, without such approval, may correct clerical or typographical errors and, subject to the approval as noted above at the next meeting of the shareholders (or holders of Rights, as the case may be), may make amendments to the Rights Plan to maintain its validity due to changes in applicable legislation.

Board of Directors
------------------

The Rights Plan will not detract from or lessen the duty of the Corporation's Board of Directors to act honestly and in good faith with a view to the best interest of the Corporation. The Board of Directors will continue to have the duty and power to take such actions and make such recommendations to shareholders of the Corporation as are considered appropriate.

Exemptions for Investment Advisors
----------------------------------

Investment advisors (for fully managed accounts), trust companies (acting in their capacities as trustees and administrators), statutory bodies whose business includes the management of funds, administrators of registered pension plans, and crown agents acquiring greater than 20% of the Meridian Gold Common Shares are exempted from triggering a Flip-in Event, provided that they are not making, or are part of a group making, a take-over bid.

Certain Canadian Federal Income Tax Considerations of the Rights Plan
---------------------------------------------------------------------

The Corporation will not have any income for the purposes of the Income Tax Act (Canada) (the "ITA") as a result of the issuance of the Rights. The ITA provides that the value of a right to acquire additional shares of a corporation is not a taxable benefit which must be included in computing income, and is not subject to non-resident withholding tax if the right is conferred on all holders of common shares. Although the Rights are to be so conferred, the Rights could become void in the hands of certain holders of the Corporation's Common Shares upon certain triggering events occurring (see "Flip-in Event") and, consequently, whether or not the issuance of the Rights is a taxable event is not entirely free from doubt. In any event, no amount must be included in computing income if the Rights do not have a monetary value at the date of issue. The Corporation considers that the Rights, when issued, will have negligible monetary value, there being only a remote possibility that the Rights will ever be exercised. A holder of Rights may have income or be subject to withholding tax under the ITA if the Rights become exercisable or are exercised. A holder of Rights may be subject to tax in respect of the proceeds of disposition of such Rights.

This statement is of a general nature only and is not intended to constitute nor should it be construed to constitute legal or tax advice to any particular holder of the Corporation's Common Shares. Such shareholders are advised to consult their own tax advisors regarding the consequences of acquiring, holding, exercising or otherwise disposing of their Rights, taking into account their own particular circumstances and any applicable foreign, provincial or territorial legislation.

The text of the resolutions proposed to be considered at the Meeting, which must be approved by a majority of the votes cast at the Meeting in person or by proxy, is as follows:

       RESOLVED THAT:

       1. The Shareholder Rights Plan of the Corporation in the form attached as Exhibit II to the Management Proxy Circular of the Corporation dated March 16, 1999 is authorized, approved, ratified and adopted, and

       2. Any director or officer of the Corporation is hereby authorized and directed to do all such things and to execute and deliver all such documents as may be necessary or desirable in order to implement the Shareholder Rights Plan.

General

The information contained in this Circular is given as of March 3, 1999 and is expressed in United States dollars, except as otherwise indicated.

Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. If any matters which are not known should properly come before the Meeting, proxies will be voted on matters in accordance with the best judgment of the person voting.

The Corporation's 1998 Annual Report is being mailed to shareholders with the Notice of Meeting and this Circular. The Corporation will provide to any person, upon written request, a copy of the Corporation's latest Annual Information Form ("AIF"), any documents incorporated in the AIF by reference, interim financial statements for periods after December 31, 1998 (when available), as well as a copy of this Circular. Written requests for these documents should be addressed to Investor Relations, Meridian Gold Inc., 9670 Gateway Drive, Suite 200, Reno, Nevada 89511-8997. If the person requesting the documents is not a shareholder, he or she may be required to pay a reasonable charge for the document.

The Corporation's registered office is located c/o Osler, Hoskin & Harcourt, Suite 6600, 1 First Canadian Place, Toronto, Ontario M5X 1B8.

Director's Approval

The contents and sending of this circular have been approved by the Board of Directors of the Corporation.

/S/ Eden M. Oliver

------------------

Eden M. Oliver
Secretary

                                    EXHIBIT I

                            1999 SHARE INCENTIVE PLAN

                               MERIDIAN GOLD INC.

                            1999 SHARE INCENTIVE PLAN

1.       Purpose of the Plan

The purpose of this Meridian Gold Inc.1999 Share Incentive Plan is to attract, retain and motivate eligible employees (including prospective employees), officers and directors of, and Consultants who may perform services for, the Company and its subsidiaries, to compensate them for their contributions to the Company's long-term growth and development, and to encourage them to acquire a proprietary interest in the success of the Company.

2.       Definitions

Unless otherwise defined herein, the following terms used in this Plan have the meaning given to them below:

          "Associate" has the meaning given to it in the Securities Act (Ontario), as amended from time to time;

          "Award"  means an award  made  pursuant  to the  Plan as  provided  in section 4;

          "Award Agreement" means a written document by which each Award is evidenced;

          "Board" and "Board of Directors" mean the board of directors of the Company;

          "Certificate" means a share certificate (or other appropriate document or indicia of ownership) representing Common Shares of the Company;

          "Code" means the United States Internal Revenue Code of 1986, as amended from time to time;

          "Committee" means the compensation committee appointed by the Board of Directors to administer this Plan. All references in this Plan to the Committee means the Board of Directors if no such compensation committee has been appointed;

          "Common Shares" means the Common Shares of the Company or, in the event of an adjustment contemplated in Section 15, such other shares to which a Participant may be entitled as a result of such adjustment;

          "Company" means Meridian Gold Inc., any successor of it, and where the context so requires, any subsidiary of Meridian Gold Inc.;

          "Consultant" means an individual, other than an Employee or an Officer of the Company, that:

                  (i) is engaged to provide ongoing consulting, technical, management or other services on a bona fide basis to the Company or to a subsidiary of the Company under a written contract between the Company or the subsidiary and the individual or a company or partnership of which the individual consultant is an employee or a shareholder or partner, and

                  (ii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or a subsidiary of the Company;

          "Consulting Contract" means a contract between a Consultant (or a company or partnership of which the individual consultant is an employee or a shareholder or partner) and the Company, governing the terms with respect to the provision of the Consultant's services to the Company;

          "Date of Grant" means the date a Participant is granted an Option;

          "Director" means a person occupying the position of director on the Board of Directors;

          "Disability" for purposes of this Plan means permanent and total disability as determined in the sole discretion of the Committee;

          "Employee" means a full time permanent or contract employee of the Company or a subsidiary of the Company;

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time;

          "Exercise Date" means the date the Company receives from a Participant a completed notice of exercise contemplated by Section 8(d), together with payment for the Option Shares being purchased;

          "Fair Market Value" means, with respect to a Common Share on any day, the weighted average trading price of the Common Shares on the TSE for the previous five days prior to the date in question, provided that, if no sales of Common Shares were made on said exchange on such dates, the weighted average trading price of the Common Shares as reported for the five most recent preceding days on which sales of Common Shares were made on said exchange;

          "Incentive Stock Option" has the meaning given to it in Section 8(e);

          "Insider" means:

                  (i) an insider of the Company as defined in the Securities Act (Ontario), as amended from time to time, other than a person who falls within such definition solely by virtue of being a director or senior officer of a subsidiary of the Company; and

                   (ii) an Associate of any person who is an insider by virtue of clause (i) of this definition;

          "Market Price" has the meaning given to it in the Regulation to the Securities Act (Ontario), as amended from time to time;

          "NYSE" means the New York Stock Exchange;

          "Officer" means an officer as defined by the Securities Act (Ontario), as amended from time to time, of the Company or its subsidiaries;

          "Option" means a non-assignable, non-transferable right to purchase Common Shares granted pursuant to this Plan;

          "Option Period" means the period set forth in Section 8(a) during which a Participant may purchase Option Shares (provided, however, that the Option Period may not exceed ten years from the relevant Date of Grant);

          "Option Price" means the price per share at which a Participant may purchase Option Shares as fixed by the Committee;

          "Option Shares" means the Common Shares which a Participant is entitled to purchase pursuant to Options granted pursuant to this Plan;

          "Participants" means Directors, Officers, Employees, and Consultants;

          "Plan" means this 1999 Share Incentive Plan, as amended from time to time;

          "Policy" means the Revised Policy of the Toronto Stock Exchange on Listed Company Share Incentive Arrangements;

          "Restricted Officers" means the Chief Executive Officer of the Company and the four highest compensated officers (other than the Chief Executive Officer) as defined in (United States) Treasury Regulation 1.162-27(c)(2); and

          "TSE" means The Toronto Stock Exchange.

3.       Eligibility

Participation in this Plan shall be limited to Participants who are designated from time to time by the Committee. Participation shall be voluntary and the extent to which any Participant shall be entitled to participate in this Plan shall be determined by the Committee.

4.       Types of Awards Under Plan

Awards under the Plan may be made in the form of (a) Options, (b) share appreciation rights, (c) restricted shares, (d) restricted share units, (e) performance shares and share units, and (f) other equity-based or equity-related awards that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company.

5.       Number of Common Shares Available for Awards

         (a) The aggregate number of Common Shares which may be reserved for issuance pursuant to Options and share appreciation rights granted under this Plan shall not exceed (i) 5,200,000 Common Shares, minus (ii) the number of Common Shares which may be issued on the exercise of options granted under the Company's 1996 Stock Option Plan.

         (b) Of the 5,200,000 Common Shares referred to in Section 5(a), the aggregate number which may be reserved for issuance pursuant to Incentive Stock Options shall not exceed 2,000,000 Common Shares.

         (c) The aggregate number of Common Shares which may be reserved for issuance pursuant to Awards other than Options and share appreciation rights granted under this Plan shall not exceed 1,000,000 Common Shares.

         (d) The aggregate number of Common Shares which may be reserved for issuance pursuant to Awards granted under this Plan to all of the Directors as a group shall not exceed 100,000 during any one year period.

         (e) If, for any reason, any Common Shares subject to issuance under this Plan or the Company's 1996 Stock Option Plan are not issued for reasons including, but not limited to, expiration or cancellation as provided for herein, such Common Shares shall again become available for grant under this Plan.

         (f) The following restrictions shall also apply to this Plan, together with all other plans or stock option agreements of the Company:

                  (i) the aggregate number of Common Shares reserved for issuance pursuant to Awards that provide for an option to purchase Common Shares from treasury granted to Insiders shall not exceed 10% of the Outstanding Issue;

                  (ii) Insiders shall not be issued, within any one year period, a number of Common Shares pursuant to Awards which exceeds 10% of the Outstanding Issue

                  (iii) no Insider together with such Insider's Associates shall be issued, within any one year period, a number of Common Shares pursuant to Awards which exceeds 5% of the Outstanding Issue; and

                  (iv) the number of Common Shares reserved for issuance pursuant to Awards that provide for an option to purchase Common Shares from treasury to any one Participant shall not exceed 5% of the Outstanding Issue.

For purposes of this section, the term "Outstanding Issue" shall have the meaning ascribed to it in the Policy. In addition, for purposes of clauses (ii) and (iii) above, "Outstanding Issue" shall be determined on the basis of the number of shares that are outstanding immediately prior to the share issuance in question, excluding shares issued pursuant to share compensation arrangements over the preceding one-year period.

6.       Agreements Evidencing Awards

Each Award granted under the Plan (except an Award of unrestricted Common Shares) shall be evidenced by a written document which shall contain such provisions and conditions as the Committee in its discretion deems appropriate. The Committee may grant Awards in tandem with or, subject to pre-clearance with the TSE, in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and conditions of the Plan and the applicable Award Agreement.

7.       No Rights as a Shareholder

No Participant shall have any of the rights of a shareholder of the Company with respect to shares subject to such Award until the issuance of a Certificate for such shares. Except as otherwise provided in Section 15, no adjustments shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such Certificate is issued.

8. Options, Price, Vesting, Payment, Termination and Incentive Stock Options

         (a) The Committee shall advise each Participant of the number of Option Shares that such Participant is entitled to purchase, the Option Price, the Option Period (which may not exceed ten years from the relevant Date of Grant) and the vesting schedule.

         (b) The Committee shall fix the Option Price in its discretion, provided that

                  (i) the Option Price shall be fixed by the Committee in Canadian or U.S. dollars;

                  (ii) if the Option Price is fixed in Canadian dollars, it shall be no less than the closing price of the Common Shares on the TSE on the trading day prior to the Date of Grant;

                  (iii) if the Option Price is fixed in U.S. dollars, it shall be no less than the closing price of the Common Shares on the NYSE on the trading day prior to the Date of Grant;

                  (iv) if the Common Shares are not listed on the TSE or the NYSE, the Option Price shall be determined based upon the trading prices of the Common Shares on any stock exchange in Canada or the United States on which the Common Shares are then listed; and

                  (v) if the Common Shares are not listed on any stock exchange in Canada or the United States, the Option Price shall be determined by the Committee in its sole discretion.

         (c) At the time of grant, the Committee may determine when an Option will become exercisable and may determine that the Option shall be exercisable in instalments on such terms as to vesting or otherwise as the Committee deems advisable. Unless otherwise provided by the Committee, Options will vest, as to one third of the Options granted, on each of the first, second and third anniversaries of the Date of Grant, provided that the Participant is an Employee, Officer, Director or Consultant at the time of vesting.

         (d) A Participant may from time to time and at any time during the Option Period, elect to purchase all or a portion of the purchase by delivering to the Company at its registered office, a notice in writing which shall specify the number of Option Shares that the Participant desires to purchase and shall be accompanied by payment in full of the purchase price for such Option Shares. Payment may be made by cash, certified cheque, bank draft or money order, payable to the order of the Company, or if permitted by the Committee, by means of tendering Common Shares valued at the Market Price or as otherwise required by applicable law, or surrendering another Award, subject to pre-clearance with the TSE, or any combination thereof. The Committee shall determine acceptable methods to exercise an Option as it deems appropriate.

         (e) An Option may be in the form of an incentive stock option ("Incentive Stock Option"), which, in addition to being subject to the applicable terms, conditions, and limitations established by the Committee with respect to Options, complies with section 421 and 422 of the Code, and which is so designated in the applicable Award Agreement. No Incentive Stock Option shall be granted more than ten years after the date of this Plan. Incentive Stock Options may be granted only to Participants who are Employees.

         (f) If, for any reason, a Participant's employment with the Company and any of its subsidiaries is terminated for any reason whatsoever, whether for or without cause and whether with or without reasonable notice, or a Participant who is a Director or Consultant ceases to be a Director or a
                  Consultant, as the case may be, and such termination of employment, Board position or Consulting Contract is due to:

                    (i) (A) normal retirement under the Company's then existing policies; (B) early retirement at the request of the Company; (C) death; or (D) Disability, then there shall be immediate vesting upon the effective date such employment is terminated or a Participant who is a Director or Consultant ceases to be a Director or Consultant, as the case may be (and not at the date any period of reasonable notice would expire in the case of termination by the Company)(the "Termination Date") of the Awards that would otherwise have vested in the 12 month period following the Termination Date, and all Awards that would have vested after such 12 month period following the Termination Date shall expire. All Awards that have vested in such Participant shall be exercisable during the period which is the shorter of:

                         (x) the remainder of the applicable Option Period (or other applicable exercise period); and (y) 180 days after the Termination Date, after which period, such Awards may no longer be exercised; or

                    (ii) any reason  other than those  specified in item (i) (A)
                         to (D), inclusive, then the Awards that have vested (but not yet expired) before the Termination Date shall be exercisable during the period which is the shorter of: (x) the remainder of the applicable Option Period (or other applicable exercise period), and (y) 90 days after the Termination Date, after which period, the Awards may no longer be exercised. Any Awards that have not vested before the Termination Date shall expire on the Termination Date.

9.       Share Appreciation Rights

The Committee may grant share appreciation rights in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion. The grantee of a share appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (a) the excess of the Fair Market Value of a Common Share on the date of exercise of the share appreciation right, over (b) the exercise price of such right as set forth in the Award Agreement, multiplied by
(c) the number of Common Shares with respect to which the share appreciation right is exercised. Payment upon exercise of a share appreciation right may be in cash, Common Shares (valued at Fair Market Value), or any combination thereof, all as the Committee shall determine in its discretion.

10.      Restricted Shares

         (a) The Committee may grant restricted shares to Participants in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion.

         (b) Promptly after a Participant accepts a restricted share Award, the Company shall issue in the Participant's name a Certificate for the Common Shares covered by the Award. Upon the issuance of such Certificate, the Participant shall have the rights of a shareholder with respect to the restricted shares, subject to any restrictions and conditions as the Committee in its discretion may include in the applicable Award Agreement. Unless the Committee shall otherwise determine, any Certificate issued evidencing shares of restricted shares shall remain in the possession of the Company or its designated agent until such shares are free of any restrictions specified in the applicable Award Agreement.

         (c) Restricted shares may not be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) except as specifically provided in the applicable Award Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted shares shall lapse.

11.      Restricted Share Units

The Committee may grant Awards of restricted share units to Participants in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion. A Participant who is granted a restricted share unit will have only the rights of a general unsecured creditor of the Company until payment of Common Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the payment date, the Participant of each restricted share unit not previously forfeited under the terms of the applicable Award Agreement shall receive Common Shares, cash, securities or other property equal in value to the Common Shares or a combination thereof, as specified by the Committee.

12.      Performance Shares and Share Units

The Committee may grant Awards of performance shares to Participants in the form of actual Common Shares or share units having a value equal to an identical number of Common Shares in such amounts and subject to such terms and conditions as the Committee shall determine in its discretion. A Participant who is granted a performance share unit will have only the rights of a general unsecured creditor of the Company until payment of Common Shares, cash or other securities or property is made as specified in the applicable Award Agreement. In the event that a Certificate is issued in respect of performance shares, such Certificate shall be registered in the name of the Participant but shall be held by the Company or its designated agent until the time the performance shares are earned. The Committee shall determine in its sole discretion whether performance shares and performance share units shall be paid in Common Shares, cash, securities or other property, or a combination thereof.

13.      Other Stock-Based Awards

The Committee may grant other types of equity-based or equity-related Awards to Participants (including the grant of unrestricted Common Shares) in such amounts and subject to such terms and conditions as the Committee shall in its discretion determine. Such Awards may entail the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of foreign jurisdictions.

14.      Withholding of Tax

If the Company determines that under the requirements of applicable taxation laws it is obliged to withhold for remittance to a taxing authority any amount as a condition of the issuance of any Common Shares pursuant to any Awards, the Company may, prior to and as a condition of issuing the Common Shares, require the Participant to pay to the Company, in addition to and in the same manner as the purchase price for the Common Shares, such amount as the Company is obliged to remit to such taxing authority in respect of the issuance of the Common Shares. Any such additional payment shall, in any event, be due no later than the date as of which any amount with respect to the issuance of the Common Share exercise must be remitted by the Company to such taxing authority. Payment may be in cash or, with the prior approval of and upon conditions established by the Committee, by withholding or tendering of Common Shares, valued at the closing trading price of the Common Shares on the TSE for the previous day prior to the date in question.

15.      Adjustment in Shares

The number of Common Shares subject to this Plan, the number of Common Shares available under Awards granted, the Option Price, and the exercise price for share appreciation rights and other stock-based Awards shall be adjusted from time to time, in such manner and by such procedure deemed appropriate by the Committee, to reflect adjustments in the number of Common Shares arising as a result of subdivision, stock dividends, consolidations or reclassification of the Common Shares or other relevant changes in the authorized or issued capital of the Company. No fractional Common Shares shall be issued on the exercise of an Award. Accordingly, if, as a result of any adjustment under this Section, a Participant would become entitled to a fractional Common Share, the Participant shall have the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares so disregarded.

16.      Required Consents

         (a) If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance of Common Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

         (b) The term "consent" as used herein with respect to any plan action includes (i) any and all listings, registrations or qualifications in respect thereof upon any stock exchange or under any applicable law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency having jurisdiction.

17.      Transfer and Assignment

Except to the extent otherwise provided in the applicable Award Agreement, no Award or right granted to any person under the Plan shall be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a grantee to transfer any Award (other than Options) to any person or entity that the Committee so determines.

18.      Employment and Board Position Non-Contractual

The granting of an Award to a Participant under this Plan does not confer upon the Participant any right to continue as an Employee, Officer, Consultant or as a Director, as the case may be, nor does it interfere in any way with the right of the Participant or the Company to terminate the Participant's employment or a Consultant Contract at any time, or the shareholders' right to elect or remove Directors.

19.      Code Section 162(m) Provisions Applicable to Restricted Officers

Awards under this Plan to Restricted Officers are intended to come within the exception to the nondeductibility of compensation exceeding $1,000,000 for qualified performance-based compensation under Treasury Regulation 1.162-27(e), unless otherwise provided in the Award Agreement. Any ambiguities or inconsistencies in the construction of this Plan shall be interpreted to give effect to this intention, and if any provision of the Plan is found not to be in compliance with such Regulation, such provision shall be null and void to the extent required to permit the Award to be considered qualified performance-based compensation. Therefore, notwithstanding anything in this Plan to the contrary, the requirements of Treasury Regulation Section 1.162-27(e) for qualified performance-based compensation further limits Awards intended to meet the requirements of Code Section 162(m).

20.      Administration of Plan

         (a) This Plan shall be administered by the Committee. The Committee shall have the power and authority to exercise all of the powers granted to it under the Plan, construe, interpret and implement the Plan and any Award Agreements, prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, make all determinations necessary or advisable in administering the Plan, correct any defect, supply any omission and reconcile any inconsistency in the Plan, amend the Plan to reflect changes in applicable law, subject to pre-clearance with the TSE, unless otherwise provided in any Award Agreement with respect to a particular Award, and subject to pre-clearance with the TSE, amend the Award Agreement in any respect, including, without limitation, to accelerate the time or times at which the Award becomes unrestricted or may be exercised, waive or amend any goals, restrictions or conditions set forth in the Award Agreement, or impose new goals, restrictions and conditions, or reflect a change in the grantee's circumstances (eg., a change to part-time employment status), provided such amendment is not adverse to the Participant holding such Award, or consented to by such Participant, determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards (subject to pre-clearance with the TSE) or other property, or cancelled, forfeited or suspended, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, and Awards shall be settled by the Company or any of its subsidiaries.

         (b)      Any   determination  by  the  Committee  shall  be  final  and
                  conclusive on all persons affected thereby unless otherwise determined by the Board of Directors.

         (c) The day-to-day administration of this Plan may be delegated to such officers and employees of the Company or any subsidiary of the Company as the Committee shall determine.

         (d) To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to Awards to persons subject to Section 16 of the Exchange Act shall be taken by the Board or a committee or subcommittee of the Board composed of two or more members, each of whom is a "non-employee director" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, such Awards may be granted by a committee or subcommittee of the Board composed of two or more members, each of whom is an "outside director" within the meaning of Code Section 162(m).

21.      Notices

All written notices to be given by the Participant to the Company may be delivered personally or by registered mail, postage prepaid, addressed as follows:

         Meridian Gold Inc.
         Suite 200
         9670 Gateway Drive
         Reno, NV     89511-8997

         Attention:  Chief Financial Officer

Any notice given by the Participant pursuant to the terms of the Option shall not be effective until actually received by the Company at the above address. Any notice to be given to the Participant shall be sufficiently given if delivered personally or by postage prepaid mail to the last address of the Participant on the records of the Company and shall be effective seven days after mailing.

22.      Corporate Action

Nothing contained in this Plan or any Award granted shall be construed so as to prevent the Company or any subsidiary of the Company from taking corporate action which is deemed by the Company or the subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or on any Award granted.

23.      Amendments

The Board of Directors shall have the right, in its sole discretion, to alter, amend or discontinue this Plan from time to time and at any time. No such amendment or discontinuation may, without the consent of a Participant, alter or impair such Participant's rights or increase such Participant's obligations with respect to an Award previously granted. Any amendment to this Plan is subject to the prior approval of applicable securities regulatory authorities and may require the approval of the Company's shareholders.

24.      Governing Law

This Plan is established under the laws of Ontario and the rights of all parties and the construction and effect of each provision of this Plan shall be according to the laws of Ontario and the laws of Canada applicable in Ontario.

25.      Government Regulation

The Company's obligation to issue and deliver Common Shares under any Award is subject to:

         (a) the satisfaction of all requirements under applicable securities law in respect thereof and obtaining all regulatory approvals as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

         (b) the admission of such Common Shares to listing on any stock exchange in Canada or the United States on which Common Shares may then be listed; and

         (c) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Company determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In this connection, the Company shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities laws and for the listing of such Common Shares on a stock exchange in Canada or the United States on which the Common Shares are then listed.

26.      Approvals

This Plan shall be subject to shareholder approval and acceptance by the TSE in compliance with all conditions imposed by the TSE. Any Awards granted prior to such acceptance shall be conditional upon such acceptance being given and any conditions complied with and no Options may be exercised unless such acceptance is given and such conditions are complied with.

DATED March 5, 1999.

                                                           MERIDIAN GOLD INC.

                                                           /S/
                                                           ---------------------
                                                           David S. Robertson

                                                           Chairman

                                   EXHIBIT II

                             SHAREHOLDER RIGHTS PLAN

                        SHAREHOLDER RIGHTS PLAN AGREEMENT

                                   DATED AS OF

                              _______________, 1999

                                     BETWEEN

                                MERIDIAN GOLD INC

                                       AND

                      THE TRUST COMPANY OF BANK OF MONTREAL

                                 AS RIGHTS AGENT

ARTICLE 1 - INTERPRETATION.....................................................2

         1.1      Certain Definitions..........................................2
         1.2      Currency....................................................10
         1.3      Headings....................................................10
         1.4      Calculation of Number and Percentage of Beneficial
                  Ownership of Outstanding Voting Shares......................10
         1.5      Acting Jointly or in Concert................................10
         1.6      Generally Accepted Accounting Principle.....................10

ARTICLE 2 - THE RIGHTS........................................................10

         2.1      Legend on Common Share Certificates.........................10
         2.2      Initial Exercise Price; Exercise of Rights;
                  Detachment of Rights........................................11
         2.3      Adjustments to Exercise Price; Number of Rights.............13
         2.4      Date on Which Exercise Is Effective.........................16
         2.5      Execution, Authentication, Delivery and Dating of
                  Rights Certificates.........................................16
         2.6      Registration, Transfer and Exchange.........................16
         2.7      Mutilated, Destroyed, Lost and Stolen Rights Certificates...17
         2.8      Persons Deemed Owners of Rights.............................17
         2.9      Delivery and Cancellation of Certificates...................18
         2.10     Agreement of Rights Holders.................................18
         2.11     Rights Certificate Holder Not Deemed a Shareholder..........18

ARTICLE 3 - ADJUSTMENTS TO THE RIGHTS IN THE..................................19

         3.1      Flip-in Event...............................................19

ARTICLE 4 - THE RIGHTS AGENT..................................................20

         4.1      General.....................................................20
         4.2      Merger, Amalgamation or Consolidation or Change of Name
                  of Rights Agent.............................................20
         4.3      Duties of Rights Agent......................................20
         4.4      Change of Rights Agent......................................22

ARTICLE 5 - MISCELLANEOUS.....................................................22

         5.1      Redemption, Waiver..........................................22
         5.2      Expiration..................................................23
         5.3      Issuance of New Rights Certificates.........................23
         5.4      Supplements and Amendments..................................23
         5.5      Fractional Rights and Fractional Shares.....................25
         5.6      Rights of Action............................................25
         5.7      Regulatory Approvals........................................25
         5.8      Declaration as to Non-Canadian Holders......................25
         5.9      Notices.....................................................25
         5.10     Costs of Enforcement........................................26
         5.11     Successors..................................................26
         5.12     Benefits of this Agreement..................................26
         5.13     Governing Law...............................................26
         5.14     Severability................................................27
         5.15     Effective Date..............................................27
         5.16     Determinations and Actions by the Board of Directors........27
         5.17     Time of the Essence.........................................27
         5.18     Execution in Counterparts...................................27

                        SHAREHOLDER RIGHTS PLAN AGREEMENT

         MEMORANDUM OF AGREEMENT, dated as of o, 1999 between Meridian Gold Inc. ("Meridian") a corporation incorporated under the laws of Canada and The Trust Company of Bank of Montreal, a trust company incorporated under the laws of Canada (the "Rights Agent");

RECITALS:

A. The Board (as defined below) has determined that it is in the best interests of Meridian to adopt a shareholder rights plan to ensure, to the extent possible, that all shareholders of Meridian are treated fairly in connection with any take-over bid for Meridian;

B. In order to implement the adoption of a shareholder rights plan as established by this Agreement, the Board has:

         (a) authorized the issuance, effective at the Effective Time (as defined below), of one Right (as defined below) in respect of each Common Share (as defined below) on the Effective Date (the "Record Time"); and

         (b) authorized the issuance of one Right in respect of each Common Share of Meridian issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below);

C. Each Right entitles the holder thereof, after the Separation Time, to purchase securities of Meridian pursuant to the terms and subject to the conditions set forth in this Agreement;

D. Meridian desires to appoint the Rights Agent to act on behalf of Meridian and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as defined below), the exercise of Rights and other matters referred to in this Agreement;

E.   The  Board  proposes  that this  Agreement  be in place for a period of ten
     years,   subject  to  the  Agreement   being   reconfirmed   by  Meridian's
     shareholders every three years; and

F. The Board approved the adoption of this Agreement on February 18, 1999, and this Agreement shall only become effective as at the date that Meridian's shareholders confirm the Agreement in the manner provided for in Section
     5.15 of this Agreement.

         NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth in this Agreement, and subject to such covenants and agreements, the parties hereby agree as follows:

                           ARTICLE 1 - INTERPRETATION

1.1   Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a) "Acquiring Person" means any Person who is the Beneficial owner of 20% or more of the outstanding Voting Shares of any class; provided, however, that the term "Acquiring Person" shall not include:

     (i) Meridian or any Subsidiary of Meridian;

     (ii)any Person who becomes the Beneficial owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of (A) an acquisition or redemption by Meridian of Voting Shares of any class which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially owned by such Person to 20% or more of the Voting Shares then outstanding, (B) Permitted Bid Acquisitions, (C) Pro Rata Acquisitions, or (D) Exempt Acquisitions; provided, however, that if a Person becomes the Beneficial owner of 20% or more of the outstanding Voting Shares by reason of one or any combination of the operation of (A), (B), (C) or
         (D) above and such Person thereafter becomes the Beneficial owner of more than 1% of the number of outstanding Voting Shares other than pursuant to one or more of any combination of (A), (B), (C) or (D) above, as the case may be, then as of the date such Person becomes the Beneficial owner of such additional Voting Shares, such Person shall become an "Acquiring Person";

    (iii)for a period of ten calendar days after the Disqualification Date (as defined below), any Person who becomes the Beneficial owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Clause 1.1(f)(B) solely because such Person is making or has announced a current intention to make a Take-over Bid or any plan or proposal relating thereto or resulting therefrom, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, "Disqualification Date" means the first date of a public announcement of facts indicating that any Person is making or has announced a current intention to make, has participated in, has made, proposes or intends to make or is participating in a Take-over Bid;

    (iv) an underwriter or member of a banking or selling group that becomes the Beneficial owner of 20% or more of the Voting Shares in connection with a bona fide distribution of securities of Meridian; or

    (v) a Person (a "Grandfathered Person") who is the Beneficial owner of more than 20% of the outstanding Voting Shares determined as at the Record Time, and is not an Acquiring Person as that term is defined in the shareholder rights plan agreement dated as of July 31, 1996 between Meridian and The Trust Company of Bank of Montreal, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time: (1) cease to own more than 20% of the outstanding Voting Shares; or (2) become the Beneficial owner of any additional Voting Shares that increases its Beneficial ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding as at the Record Time, other than through an acquisition to which a Person becomes a Beneficial Owner of additional Common Shares or Voting Shares by reason of one or any combination of the operation of Clauses 1.1(a)(ii)(A), (B), (C) or (D).

(b) "Affiliate", when used to indicate a relationship with a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such a specified Person.

(c) "Agreement" means this shareholder rights plan agreement, as amended or supplemented from time to time;

(d) "annual cash dividend" means cash dividends paid in any fiscal year of Meridian, to the extent that such cash dividends do not exceed in the aggregate, the greatest of:

     (i) 200% of the aggregate amount of cash dividends declared payable by Meridian on its Common Shares in its immediately preceding fiscal year;

    (ii) 300% of the arithmetic mean of the aggregate amounts of the annual cash dividends declared payable by Meridian on its Common Shares in its three immediately preceding fiscal years;

    (iii)100% of the aggregate consolidated net income of Meridian, before extraordinary items, for its immediately preceding fiscal year;

(e) "Associate" means, when used to indicate a relationship with a specified Person, a spouse of that Person, any Person of the same or opposite sex with whom that Person is living in a conjugal relationship outside marriage, a child of that Person, or a relative of that Person who has the same residence as that Person;

(f) a Person shall be deemed the "Beneficial owner" of, and to have "Beneficial ownership" of, and to "Beneficially own",

     (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

    (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become the owner at law or in equity to acquire (whether such right is exercisable immediately or within a period of 60 days thereafter and whether or not on condition or the happening of any contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities and other than pledges of securities in the ordinary course of business), or upon the exercise of any conversion right, exchange right, share purchase right (other than the Rights), warrant or option; and

    (iii)any securities which are Beneficially owned within the meaning of Clauses 1.1(f)(i) or (ii) by any other Person with whom such Person is acting jointly or in concert;

    provided, however, that a Person shall not be deemed the "Beneficial owner" of, or to have "Beneficial ownership" of, or to "Beneficially own", any security:

         (A) because such security has been deposited or tendered pursuant to any Take-over Bid made by such Person, made by any of such Person's Affiliates or Associates or made by any other Person referred to in Clause 1.1(f)(iii), until the earliest of such deposited or tendered security has been taken up or paid for;

         (B) because such Person, any of such Person's Affiliates or Associates or any other Person referred to in Clause 1.1(f)(iii), holds such security provided that, (1) the ordinary business of any such Person (the "Investment Manager") includes the management of investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager's duties for the account of any other Person (a "Client"); or (2) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an "Estate Account") or in relation to other accounts (each an "Other Account"), and holds such security in the ordinary course of such duties, such Estate Accounts or for such Other Accounts; or (3) such Person is established by statute for purposes that include, and the ordinary business or activity of such Person (the Statutory Body") includes, the management of investment funds for employee benefit plans, pension plans, insurance plans or various public bodies; or (4) such Person (the "Administrator") is the administrator or trustee of one or more pension funds, plans or related trusts (a "Plan") registered under the laws of Canada or any province thereof or the laws of the United States of America or any state thereof or is a Plan; or (5) such Person is a Crown agent or agency;

         provided, in any of the above cases, that the Investment Manager, the Trust Company, the Statutory Body, the Administrator, the Plan, or the

         Crown agent or agency as the case may be, is not then making a Takeover Bid or has not then announced an intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities by means of a distribution by Meridian or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business to such Person) executed through the facilities of a stock exchange or organized over-the-counter market, alone or by acting jointly or in concert with any other Person;

         (C) because such Person is (1) a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (2) an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or (3) a Plan with the same Administrator as another Plan on whose account the Administrator holds such security;

         (D) where such Person is, (1) a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, or (2) an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or (3) a Plan and such security is owned at law or in equity by the Administrator of the Plan;

         (E) such security has been agreed to be deposited or tendered pursuant to a Lock-up Agreement, or is otherwise deposited or tendered, to any Take-over Bid made by such Person, made by any of such Person's Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur; or

         (F) such Person is a registered holder of such security as a result of carrying on the business of, or acting as a nominee of, a securities depositary.

(g) "Board" means the board of directors of Meridian or any duly constituted and empowered committee thereof;

(h) "Business Day" means any day other than a Saturday, Sunday or a day on which banks in Toronto are authorized or obligated by law to close.

(i) "CBCA" means the Canada Business Corporations Act, R.S.C. 1985, C. 44, as amended, and the regulations made thereunder, and any comparable or successor laws or regulations thereto;

(j) "Canadian Dollar Equivalent" of any amount which is expressed in United States Dollars means, on any date, the Canadian dollar equivalent of any such amount determined by multiplying such amount by the U.S. Canadian Exchange Rate in effect on such date;

(k) "Canadian U.S. Exchange Rate" means, on any date, the inverse of the U.S. Canadian Exchange Rate in effect on such date;

(l) "close of business" on any given date means the time on such date (or, if such date is not a Business Day, the time on the next Business Day) at which the principal transfer office in Toronto of the transfer agent for the Common Shares (or, after the Separation Time, the principal transfer office in Toronto of the Rights Agent) is closed to the public;

(m) "Common Shares" means the common shares in the capital of Meridian;

(n) "Competing Permitted Bid" means a Take-over Bid that:

    (i) is made after another Permitted Bid has been made and prior to the expiry of that other Permitted Bid;

    (ii) satisfies all components of the definition of a Permitted Bid other than the requirements set out in clause (ii) of the definition- of a Permitted Bid; and

    (iii)contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the Take over Bid prior to the dose of business on a date that is no earlier than the later of: (a) 21 days after the date of the Take-over Bid; and (b) the

         60th day after the earliest date on which any other Permitted Bid that is then in existence was made;

(o) "controlled" a corporation is "controlled" by another Person or two or more Persons acting jointly or in concert if:

     (i) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or two or more Persons acting jointly or in concert; and

     (ii)the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

     and "controls", "controlling" and "under common control with" shall be interpreted accordingly;

(p)  "Co-Rights Agents" has the meaning given in Subsection 4.1(a);

(q)  "Disposition Date" has the meaning given in Subsection 5.1(a);

(r) "Dividend Reinvestment Acquisition" means an acquisition of Voting Shares of any class pursuant to a Dividend Reinvestment Plan;

(s) "Dividend Reinvestment Plan" means a regular dividend reinvestment or other plan of Meridian made available by Meridian to holders of its securities and to holders of securities of a Subsidiary of Meridian, where such plan permits the holder to direct that some or all of:

     (i) dividends paid in respect of shares of any class of Meridian or a Subsidiary;

     (ii) proceeds of redemption of shares of Meridian or a Subsidiary;

     (iii)interest  paid  on  evidences  of   indebtedness   of  Meridian  or  a
          Subsidiary; or

     (iv) optional cash payments;

     be applied to the purchase from Meridian of Common Shares;

(t) "Election to Exercise" has the meaning given in Subsection 2.2(d);

(u) "Effective Time" means the earlier of:

     (i)  the close of business on July 30, 1999;

     (ii) the date that an Acquiring Person has become an Acquiring Person; and

     (iii) the date that an event occurs that would give rise to the subsequent separation of rights pursuant to subsections 1.1(uu) and 2.2 of the rights agreement dated as of the 31st day of July, 1996 between Meridian Gold Inc. and The Trust Company of Bank of Montreal and, for this purpose, disregarding the expiration time under that agreement;

(v) "Exempt Acquisition" means a share acquisition in respect of which the Board has waived the application of Section 3.1 pursuant to the provisions of Subsections 5.1(a), (b) or (e);

(w) "Exercise Price" means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, until adjustment thereof in accordance with the terms of this Agreement, shall be $25.00;

(x)  "Expansion Factor" has the meaning given in Subsection 2.3(a);

(y) "Flip-in Event" means a transaction in or pursuant to which any Person becomes an Acquiring Person;

(z)  "holder" has the meaning given in Section 2.8;

(aa) "Independent  Shareholders" means holders of any Voting Shares,  other than
     (a) any Acquiring Person, (b) any Offeror, (c) any Affiliate or Associate of any Acquiring Person or Offeror, (d) any Person acting jointly or in concert with any Acquiring Person or Offeror, and (e) any employee benefit plan, stock purchase plan, deferred profit sharing plan and any similar plan or trust for the benefit of employees of Meridian or a Subsidiary of Meridian, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting direct whether the Voting Shares are to be tendered to a Take-over Bid;

(bb) Lock-up Agreement" means an agreement between an Offeror, any of its Affiliates or Associates or any other Person acting jointly or in concert with the Offeror and a Person (the "Locked-up Person") who is not an Affiliate or Associate of the Offeror or a Person acting jointly or in concert with the Offeror whereby the Locked-up Person agrees to deposit or tender the Voting Shares held by the Locked-up Person to the Offeror's
     Take-over Bid or to any Take-over Bid made by any of the Offeror's Affiliates or Associates or made by any other Person acting jointly or in concert with the Offeror (the "Lock-up Bid"), provided that:

     (i)  the agreement:

         (A) permits the Locked-up Person to withdraw the Voting Shares from the agreement in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction that contains an offering price for each Voting Share that is higher than the offering price contained in or proposed to be contained in the Lock-up Bid; or

         (B) permits the Locked-up Person to withdraw the Voting Shares from the agreement in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction that contains an offering price for each Voting Share that exceeds by as much as or more than a specified amount (the "Specified Amount") the offering price for each Voting Share contained in or proposed to be contained in the Lock-up Bid; and (b) does not by its terms provide for a Specified Amount that is greater than 7% of the offering price contained in or proposed to be contained in the Lock-up Bid; and

         and, for greater clarity, an agreement that contains a right of first refusal or requires a period of delay to give an offeror an opportunity to match a higher price in another take-over bid or other similar limitation on a Locked-up Person as long as the Locked-up Person can accept another bid or tender to another transaction;

    (ii) no "break-up" fees, "top-up" fees, penalties or other amounts that exceed in the aggregate one-half of the cash equivalent of any amount in excess of the amount offered under the Lock-up Bid and that the Locked-up Person receives pursuant to another Take-over Bid or transaction shall be payable pursuant to the agreement in the event that the Locked-up Person fails to tender Voting Shares pursuant thereto in order to accept the other Take-over Bid or support another transaction.

(cc) "Market Price" per share of any securities on any date of determination means the average of the daily closing sale prices per share of such class of securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 shall have caused the closing sale prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing sale price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing sale price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing sale price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing sale price per share of any securities on any date shall be:

     (i) the closing board lot sale price per share or, if such price is not available, the average of the closing bid and asked prices, for each of such securities as reported by the principal Canadian securities exchange (as determined by volume of trading) on which such securities are listed or admitted to trading, or if for any reason neither of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian securities exchange, the closing board lot sale price per share or, if such price is not available, the average of the closing bid and asked prices, for each security as reported by the principal national securities exchange (as determined by the volume of trading) on which such securities are listed or admitted for trading;

     (ii) if for any reason none of such prices is available on such date or the securities are not listed or admitted to trading on a Canadian stock exchange or a national securities exchange, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use; or

     (iii)if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange or a national securities exchange or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities;

    provided, however, that if on any such date none of such prices is available, the closing sale price per share of such securities on such date shall mean the fair value per share of the securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker and provided further that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused any price used to determine the Market Price on any Trading Day not to be fully comparable with the price as so determined on the Trading Day immediately preceding such date of determination, each such price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the price on the Trading Day immediately preceding such date of determination. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

(dd) "Meridian" means Meridian Gold Inc., together, where the context requires, with its subsidiaries;

(ee) "Nominee" has the meaning given in Subsection 2.2(c);

(ff) "Offer to Acquire" includes:

     (i) an offer to purchase or a solicitation of an offer to sell Voting Shares of any class or classes, and

     (ii) an acceptance of an offer to sell Voting Shares of any class or classes, whether or not such offer to sell has been solicited,

    or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(gg) "Offeror" means a Person who has announced and has not withdrawn an intention to make or who has made and has not withdrawn a Take-over Bid, other than a Person who has completed a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition;

(hh) "Offeror's Securities" means Voting Shares Beneficially owned by an Offeror on the date of the Offer to Acquire;

(ii) "Permitted Bid" means a Take-over Bid made by an Offeror that is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

     (i) the Take-over Bid is made to all holders of Voting Shares as registered on the books of Meridian, other than the Offeror;

     (ii)the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up and paid for pursuant to the Take-over Bid (A) prior to the close of business on a date which is not less than 60 days following the date of the Take-over Bid and
         (B) unless at such date more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

     (iii) unless the Take-over Bid is withdrawn, the Take-over Bid contains an irrevocable and unqualified provision that Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period described in Clause 1.1(ii)(ii) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

     (iv)unless the Take-over Bid is withdrawn, the Take-over Bid contains an irrevocable and unqualified provision that in the event that the deposit condition set forth in Clause 1.1(ii)(ii) is satisfied the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than ten Business Days from the date of such public announcement;

(jj) "Permitted Bid Acquisition" means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

(kk) "Person" includes an individual, firm, association, trustee, executor, administrator, legal personal representative, body corporate, corporation, trust, partnership, joint venture, syndicate or other form of unincorporated association, a government and its agencies or instrumentalities, any entity or group whether or not having legal personality and any of the foregoing acting in any derivative, representative or fiduciary capacity;

(ll) "Pro Rata  Acquisition"  means an acquisition of Voting Shares pursuant to:
     (i) a Dividend Reinvestment Acquisition; or (ii) pursuant to a Dividend Reinvestment Plan; or (iii) pursuant to the receipt and/or exercise of rights issued by Meridian to all the holders of Voting Shares of Meridian to subscribe for or purchase Voting Shares of Meridian, provided that such rights are acquired directly from Meridian as part of a bona fide rights offering and not from any other Person; or (iv) pursuant to a distribution by Meridian to the public of Voting Shares, or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities) made pursuant to a prospectus or a distribution by way of private placement by Meridian, provided that the Person does not thereby acquire a greater percentage of such Voting Shares, or securities convertible or exchangeable for Voting Shares, than the Person's percentage of Voting Shares Beneficially owned immediately prior to such acquisition;

(mm)  "Record Time" has the meaning set forth in the recitals to this Agreement;

(nn)  "Redemption Price" has the meaning given in Subsection 5.1(c);

(oo) "Right" means a right to purchase a Common Share of Meridian, upon the terms and subject to the conditions set forth in this Agreement;

(pp) "Rights Certificate" means the certificates representing the Rights after the Separation Time, which shall be substantially in the form of Attachment 1;

(qq) "Rights Holders' Special Meeting" means a meeting of the holders of Rights called by the Board for the purpose of approving a supplement or amendment to this Agreement pursuant to Subsection 5.4(c);

(rr)  "Rights Register" has the meaning given in Subsection 2.6(a);

(ss) "Securities Act (Ontario)" means the Securities Act, R.S.0 1990, c.S.5, as amended, and the regulations thereunder, and any comparable or successor laws or regulations thereto;

(tt) "Separation Time" means the close of business on the tenth Trading Day after the earlier of:

     (i)  the Stock Acquisition Date;

     (ii) the date of the commencement of or first public announcement of the intent of any Person (other than Meridian or any Subsidiary of Meridian) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be),

     (iii)the date upon which a Permitted Bid or Competing Permitted Bid cease to be such,

     or such later time as may be determined by the Board, provided that, if any Take-over Bid referred to in this Clause (ii) expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this definition, never to have been made;

(uu) "Special Meeting" means a special meeting of the holders of Voting Shares, called by the Board for the purpose of approving a supplement, amendment or variation to this Agreement pursuant to Subsections 5.4(b) or 5.4(c);

(vv) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section 101 of the Securities Act (Ontario) or section 13(d) of the U.S. Exchange Act) by Meridian or an Acquiring Person that an Acquiring Person has become such;

(ww)"Subsidiary": a corporation is a Subsidiary of another corporation if:

     (i) it is controlled by: (A) that other, (B) that other and one or more corporations each of which is controlled by that other, or (C) two or more corporations each of which is controlled by that other, or

     (ii) it is a Subsidiary of a corporation that is that other's Subsidiary;

(xx) "Take-over Bid" means an Offer to Acquire Voting Shares or securities convertible into Voting Shares if, assuming that the Voting Shares or convertible securities subject to the Offer to Acquire are acquired and are Beneficially owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, such Voting Shares (including Voting Shares that may be acquired upon conversion of securities convertible into Voting Shares) together with the Offeror's Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the offer to Acquire;

(yy) "Trading Day", when used with respect to any securities, means a day on which the principal Canadian securities exchange on which, such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian securities exchange, a Business Day;

(zz)  "U.S. Canadian Exchange Rate" means, on any date:

    (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

    (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in such manner as may be determined by the Board from time to time acting in good faith;

(aaa)"U.S. Dollar Equivalent" of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by multiplying such amount by the Canadian - U.S. Exchange Rate in effect on such date; and

(bbb)"Voting Shares" means the Common Shares and any other shares in the capital of Meridian entitled to vote generally in the election of all elected directors.

1.2   Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3   Headings

The division of this Agreement into Articles, Sections, Subsections, Clauses, Paragraphs, Subparagraphs or other portions of this Agreement and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4 Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares

For purposes of this Agreement, the percentage of Voting Shares of any class Beneficially owned by any Person, shall be and be deemed to be the product determined by the formula 100 x A/B, where:

     A = the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially owned by such Person; and

     B = the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

Where any Person is deemed to Beneficially own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares owned by such Person.

1.5   Acting Jointly or in Concert

For purposes of this Agreement, a Person is acting jointly or in concert with every Person who, as a result of any agreement, commitment or understanding whether formal or informal, with the first Person, acquires or offers to acquire Voting Shares (other than customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a public offering or private placement of securities or pledges of securities in the ordinary course of business.

1.6   Generally Accepted Accounting Principles

Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided in this Agreement to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

                              ARTICLE 2- THE RIGHTS

2.1   Legend on Common Share Certificates

Certificates for the Common Shares that are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, shall also evidence one Right for each Common Share represented thereby and shall bear the following legend:

         "Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences rights of the holder described in a Shareholder Rights Plan Agreement dated as of [ , 1999] (the "Rights Agreement") between Meridian Gold Inc. (the "Corporation") and The Trust Company of Bank of Montreal, the terms of which are incorporated herein by reference and a copy of which is on file at the registered office of the Corporation. Under certain circumstances set out in the Rights Agreement, the rights may expire, may become null and void or may be evidenced by separate certificates and no longer evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge as soon as practicable after receipt of a written request therefor."

2.2   Initial Exercise Price; Exercise of Rights; Detachment of Rights

(A) Subject to adjustment as set forth below, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price (and the Exercise Price and number of Common Shares are subject to adjustment as set forth below).

     Notwithstanding any other term of this Agreement, any Rights held by Meridian or any of its Subsidiaries shall be void.

(B)   Until the Separation Time,

     (i)  the Rights shall not be exercisable and no Right may be exercised; and

     (ii) each Right will be evidenced by the certificate for the associated Common Share of Meridian registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share of Meridian.

(C) From and after the Separation Time and prior to the Expiration Time:

     (i)  the Rights shall be exercisable; and

     (ii) the registration and transfer of Rights shall be separate from and independent of Common Shares.

     Promptly following the Separation Time, Meridian will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and other Person whose Rights are or become void pursuant to the provisions of subsection 3.1(b) hereof and, in respect of any Rights Beneficially owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a "Nominee")), at such holder's address as shown by the records of Meridian (Meridian hereby agreeing to furnish copies of such records to the Rights Agent for this purpose): (x) a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as Meridian may deem appropriate and as are not inconsistent with the terms of this Agreement, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and (y) a disclosure statement describing the Rights, provided that a Nominee shall be sent the materials provided for in (x) and (y) in respect of all Common Shares held of record by it which are not Beneficially owned by an Acquiring Person. In order for Meridian to determine whether any Person is holding Common Shares which are Beneficially owned by another Person, Meridian may require such first mentioned Person to furnish such information and documentation as Meridian deems necessary or appropriate in order to make such determination.

(D) Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent in the manner specified in the Rights Certificate:

     (i)  the Rights Certificate evidencing such Rights;

     (ii)an election  to  exercise  such  Rights  (an  "Election  to  Exercise")
          substantially in the form attached to the Rights Certificate appropriately completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

     (iii)payment by certified cheque, banker's draft or money order payable to the order of Meridian, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any withholding taxes payable by a holder who is a non-resident of Canada for purposes of the Income Tax Act (Canada) in respect of the exercise of the Rights or the fact that the Rights have been exercised and any transfer tax or similar charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights
          Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(E) Upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Clause 2.2(d)(ii), which does not indicate that such Right is null and void as provided by Subsection 3.1(b), and payment as set forth in Clause 2.2(d)(iii), the Rights Agent (unless otherwise instructed by Meridian in the event that Meridian is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

     (i) requisition from the transfer agent certificates representing the number of such Common Shares to be purchased (Meridian hereby irrevocably authorizing its transfer agents to comply with all such requisitions);

     (ii)when appropriate, requisition from Meridian the amount of cash to be paid in lieu of issuing fractional Common Shares;

     (iii) after receipt of the certificates referred to in Clause 2.2(e)(i), deliver the same to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder;

     (iv)when appropriate, after receipt, deliver the cash referred to in Clause 2.2(e)(ii) to or to the order of the registered holder of such Rights Certificate; and

     (v) tender to Meridian all payments received on the exercise of the Rights.

(F) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to Subsection 5.5(a)) will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

(G) Meridian covenants and agrees that it will:

     (i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

     (ii)take all such action as may be necessary and within its power to comply with the requirements of the CBCA, the Securities Act (Ontario), and the securities laws or comparable legislation of each of the provinces of Canada and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

     (iii) use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the principal stock exchanges on which such Common Shares were traded immediately prior to the Stock Acquisition Date;

     (iv)cause to be reserved and kept available out of the authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

     (v) pay when due and payable, if applicable, any and all federal, provincial and municipal transfer taxes and similar charges (not including any income or capital taxes of the holder or exercising holder or any liability of Meridian to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or certificates for Common Shares to be issued upon exercise of any Rights, provided that Meridian shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised; and

     (vi)after the Separation Time, except as permitted by Section 5.1 not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3   Adjustments to Exercise Price; Number of Rights

The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

Meridian shall provide the Rights Agent with notice of any such adjustment.

(A) In the event Meridian shall at any time after the date of this Agreement:

     (i) declare or pay a dividend on Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock) other than pursuant to any optional stock dividend program;

     (ii) subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

     (iii)consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

     (iv)issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted as of the payment or effective date in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.3 and subsection 3.1(a), the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under subsection 3.1(a).

     If the Exercise Price and number of Rights  outstanding are to be adjusted:
     (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof; and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

     For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result of such dividend, subdivision, change, consolidation or issuance.

     If, after the Record Time and prior to the Expiration Time, Meridian shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Clause 2.3(a)(i) or (iv), shares of such capital stock shall be treated in this Agreement as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and Meridian and the Rights Agent agree to amend this Agreement in order to effect such treatment.

     In the event Meridian shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share.

(B) In the event Meridian shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

     (i) the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share; and

     (ii)the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

     In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

     For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to the Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by Meridian; provided, however, that, in all such cases, the right to purchase Common Shares is at a price per share of not less than 95% of the current market price per share (determined as provided in such plans) of the Common Shares.

(C) In the event Meridian shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation) of evidences of indebtedness, cash (other than an annual cash dividend or a dividend referred to in Section 2.3(a)(i), but including any dividend payable in securities other than Common Shares), assets or rights, options or warrants (excluding those referred to in Subsection 2.3(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

     (i) the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and

     (ii) the denominator of which shall be such Market Price per Common Share.

     Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(D) Notwithstanding anything in this Agreement to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Notwithstanding the first sentence of this Subsection 2.3(d), any adjustment required by Section 2.3 shall be made no later than the earlier of:

     (i) three years from the date of the transaction which gives rise to such adjustment; or

     (ii) the Expiration Time.

(E) In the event Meridian shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock in a transaction referred to in Clauses 2.3(a)(i) or
     (iv) above, if the Board acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b) and (c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board may determine what other adjustments  to the  Exercise  Price,  number of Rights  and/or  securities purchasable upon exercise of Rights would be appropriate and " notwithstanding Subsections 2.3(a), (b) and (c) above, such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b) and (c) above, shall be made. Subject to the prior consent of the holders of the Voting Shares or the Rights as set forth in subsection 5.4(b) or (c), Meridian and the Rights Agent shall have authority upon receiving such consent to amend this Agreement as appropriate to provide for such adjustments.

(F) Each Right originally issued by Meridian subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided in this Agreement.

(G) Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(H) In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, Meridian may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of Meridian, if any, issuable upon such exercise over and above the number of Common Shares and other securities of Meridian, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that Meridian shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares
     (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(I) Notwithstanding anything contained in this Section 2.3, Meridian shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board shall determine to be advisable, in order that any:

     (i)  consolidation or subdivision of Common Shares;

     (ii) issuance (wholly or in part for cash) of Common Shares or securities that by their term are convertible into or exchangeable for Common Shares;

     (iii)stock dividends; or

     (iv) issuance of rights,  options or warrants  referred to in this  Section
          2.3,

     hereafter made by Meridian to holders of its Common Shares, shall not be taxable to such shareholders.

(J) If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the Common Shares contained in the foregoing subsections of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities;

(K) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

     (i) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

     (ii)file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

     (iii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

     Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4   Date on Which Exercise Is Effective

Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, if applicable, represented thereon, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of Meridian are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of Meridian are open.

2.5   Execution, Authentication, Delivery and Dating of Rights Certificates

(A) The Rights Certificates shall be executed on behalf of Meridian by its Chairman of the Board, President or any of its Vice Presidents and by its Secretary or one of its Assistant Secretaries under the corporate seal of Meridian reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of Meridian shall bind Meridian, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.

(B) Promptly after Meridian learns of the Separation Time, Meridian will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by Meridian to the Rights Agent for countersignature, and the Rights Agent shall countersign (in a manner satisfactory to Meridian) and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent.

(C) Each Rights Certificate shall be dated the date of its countersignature.

2.6   Registration, Transfer and Exchange

(A) Meridian will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, Meridian will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the "Rights Registrar") for the purpose of maintaining the Rights Register for Meridian and registering Rights and transfers of Rights and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times. After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to Subsection 2.6(c), Meridian will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(B) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of Meridian, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(C) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to Meridian or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, Meridian may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent).

(D) Meridian shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7   Mutilated, Destroyed, Lost and Stolen Rights Certificates

(A) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, Meridian shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as the surrendered Rights Certificate.

(B) If there shall be delivered to Meridian and the Rights Agent prior to the Expiration Time:

     (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

     (ii) such security or indemnity as may be reasonably required by them to save each of them and any of their agents harmless, then, in the absence of notice to Meridian or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, Meridian shall execute and upon Meridian's request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(C)  As a condition  to the  issuance of any new Rights  Certificate  under this
     Section 2.7, Meridian may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(D) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of Meridian, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8   Persons Deemed Owners of Rights

Meridian, the Rights Agent and any agent of Meridian or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, of the associated Common Share).

2.9   Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. Meridian may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which Meridian may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly Cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this
Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to Meridian.

2.10  Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with Meridian and the Rights Agent and with every other holder of Rights:

(A) to be bound by and subject to the terms of this Agreement, as amended from time to time in accordance with the terms of this Agreement, in respect of all Rights held;

(B) that prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;

(C)  that  after  the  Separation   Time,  the  Rights   Certificates   will  be
     transferable only on the Rights Register as provided in this Agreement;

(D) that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, Meridian, the Rights Agent and any agent of Meridian or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than Meridian or the Rights Agent) for all purposes whatsoever, and neither Meridian nor the Rights Agent shall be affected by any notice to the contrary;

(E) that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided in this Agreement);

(F) that, subject to Section 5.4, without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board, acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to Subsection 5.4(a) and the last sentence of the penultimate paragraph of Subsection 2.3(a);

(G) that as between such holder and all other parties to this Agreement, no party other than such holder shall be liable for any withholding taxes that may become payable by or on behalf of a holder in respect of the Rights should they become exercisable or be exercised; and

(H) that notwithstanding anything in this Agreement to the contrary, neither Meridian nor the Rights Agent shall have any liability to any holder of a Right or to any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a government, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

2.11  Rights Certificate Holder Not Deemed a Shareholder

No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of Meridian which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained in this Agreement or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any right, title, benefit or privilege of a holder of Common Shares or any other shares or securities of Meridian or any right to vote at any meeting of shareholders of Meridian whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of Meridian at any meeting thereof, or to give or withhold consent to any action of Meridian, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of Meridian except as expressly provided in this Agreement, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms of this Agreement.

                   ARTICLE 3- ADJUSTMENTS TO THE RIGHTS IN THE
                          EVENT OF CERTAIN TRANSACTIONS

3.1   Flip-in Event

(A) Subject to Subsection 3.1(b) and Section 5.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective at the close of business on the tenth Trading Day after the Stock Acquisition Date, the right to purchase from Meridian, upon exercise of the Right in accordance with the terms of this Agreement, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after the consummation or occurrence or event, an event of a type analogous to any of the events described in Section 2.3 shall have occurred.

(B) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

    (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or

    (ii) a transferee of Rights, directly or indirectly, from an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), where such transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such in a transfer that the Board has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person), that has the purpose or effect of avoiding Clause 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including transferees) shall thereafter have no right to exercise such Rights under any term of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any term of this Agreement or otherwise.

(C) From and after the Separation Time, Meridian shall do all such acts and things as shall be necessary and within its power to ensure compliance with
     Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the CBCA, the Securities Act (Ontario) and the securities laws or comparable legislation in each of the provinces of Canada and of the United States and each of the States thereof in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

(D) Any Rights Certificate that represents Rights Beneficially owned by a Person described in either Clause 3.1(b)(i) or (ii) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall either not be issued upon the instruction of Meridian in writing to the Rights Agent or contain the following legend:

                  "The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Plan Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights

                  Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Subsection 3.1(b) of the Shareholder Rights Plan Agreement."

     Provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by Meridian in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. The issuance of a Rights Certificate without the legend referred to in this Subsection 3.1(d) shall be of no effect on the provisions of Subsection 3.1(b).

                          ARTICLE 4 - THE RIGHTS AGENT

4.1   General

(A) Meridian hereby appoints the Rights Agent to act as agent for Meridian and the holders of the Rights in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. Meridian may from time to time appoint one or more co-Rights Agents ("Co-Rights Agents") as it may deem necessary or desirable. In the event Meridian appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as Meridian may determine, subject to the consent (which shall not be unreasonably withheld) of the Rights Agent. Meridian also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

(B) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted by it in connection with this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of Meridian or other document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2   Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(A) Any corporation into which the Rights Agent- may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement."

(B) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

4.3   Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which Meridian and the holders of certificates for Common Shares and Rights Certificates, by their acceptance thereof, shall be bound:

(A) the Rights Agent may consult with legal counsel (who may be legal counsel for Meridian) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion;

(B) whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by Meridian prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be specifically prescribed in this Agreement) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chairman of the Board, President, any Vice President, Treasurer, Secretary, or any Assistant Secretary of Meridian and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the terms of this Agreement in reliance upon such certificate;

(C) the Rights Agent will be liable for its own negligence, bad faith or wilful misconduct;

(D) the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by Meridian only;

(E) the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due authorization, execution and delivery of this Agreement by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Rights Certificate (except countersignature of the Rights Certificate); nor will it be responsible for any breach by Meridian of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exerciseability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b)) or any adjustment required under
     Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act under this Agreement be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

     Meridian agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of this Agreement;

(F) the Rights Agent is hereby authorized and directed to accept instructions in writing with respect to the performance of its duties under this Agreement from the Chairman of the Board, President, any Vice President, Treasurer, Secretary or any Assistant Secretary of Meridian, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual;

(G) the Rights Agent and any affiliate, shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of Meridian or become pecuniarily interested in any transaction in which Meridian may be interested, or contract with or lend money to Meridian or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing in this Agreement shall preclude the Rights Agent or its affiliates from acting in any other capacity for Meridian or for any other legal entity; and

(H) the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to Meridian resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4   Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days' notice (or such lesser notice as is acceptable to Meridian) in writing mailed to Meridian and to each transfer agent of Common
Shares by registered or certified mail. Meridian may remove the Rights Agent upon 60 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail. If the Rights Agent should resign or be removed or otherwise become incapable of acting, Meridian will appoint a successor to the Rights Agent. If Meridian fails to make such appointment by the date on which the 60-day notice period expires for the resignation of the Rights Agent or within a period of 60 days after such removal or after it has been notified in writing of such incapacity by the incapacitated Rights Agent, then by prior written notice to Meridian the resigning Rights Agent or the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate, if any, for inspection by Meridian), may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by Meridian or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, Meridian will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to. the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect in such notice, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.

                            ARTICLE 5 - MISCELLANEOUS

5.1   Redemption, Waiver

(A) The Board shall waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board has determined following a Stock Acquisition Date and prior to the Separation Time that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 5.1 (a) must be on the condition that such Person, within 14 days after the foregoing determination by the Board or such earlier or later date as the Board may determine (the "Disposition Date"), has reduced its Beneficial ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply.

(B) The Board acting in good faith may, prior to a Flip-in Event having occurred, upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to a Flip-in Event that may occur by reason of a Take-over Bid made by means of take-over bid circular to all holders of record of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1
     (a)), provided that if the Board waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(b), the Board shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-Over Bid which is made by means of a Take-Over Bid circular to all holders of Voting Shares prior to the expiry of any Take-Over Bid (as the same may be extended from time to time) in respect of which a waiver is, or is deemed to have been granted under this Subsection 5.1(b).

(C) In the event that prior to the occurrence of a Flip-in Event a person acquires, pursuant to a Permitted Bid, a Competing Permitted Bid, or an Exempt Acquisition under Subsection 5.1(b), outstanding Voting Shares, then the Board shall, immediately upon the consummation of such acquisition without further formality be deemed to have elected to redeem the Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in Section 2.3 shall have occurred (the "Redemption Price").

(D) The Board of Meridian acting in good faith may, with the prior approval of the holders of Voting Shares or Rights given in accordance with the terms of Section 5.4, at any time prior to the occurrence of a Flip-in Event elect to redeem all but not less than all of the then outstanding Rights at the Redemption Price appropriately adjusted in a manner analogous to the applicable adjustments provided for in Section 2.3, which adjustments shall only be made in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred.

(E) The Board may, prior to the close of business on the tenth Trading Day following a Stock Acquisition Date or such later Business Day as they may from time to time determine, upon prior written notice delivered to the Rights Agent, waive the application of Section 3.1 to the related Flip-in Event, provided that the Acquiring Person has reduced its beneficial ownership of Voting Shares (or has entered into a contractual arrangement with Meridian, acceptable to the Board, to do so within 10 calendar days of the date on which such contractual arrangement is entered into or such other date as the Board may have determined) such that at the time the waiver becomes effective pursuant to this Subsection 5.1(e) such Person is no longer an Acquiring Person. In the event of such a waiver becoming effective prior to the Separation Time, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred.

(F) Where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board may elect to redeem all the outstanding Rights at the Redemption Price.

     Upon the Rights being redeemed pursuant to this Subsection 5.1(f), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this agreement the Separation Time shall be deemed not to have occurred and Meridian shall be deemed to have issued replacement Rights to the holders of its then outstanding Common Shares.

(G) If the Board is deemed under Subsection 5.1(c) to have elected or elects under Subsections 5.1(d) or (e) to redeem the Rights, the right to exercise the Rights will, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(H) Within ten days after the Board is deemed under Subsection 5.1(c) to have elected or elects under Subsection 5.1(d) or (e) to redeem the Rights, Meridian shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner provided herein shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(I) Meridian shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 pursuant to this Subsection 5.1.

5.2   Expiration

No Person shall have any rights under this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a).

5.3   Issuance of New Rights Certificates

Notwithstanding any term of this Agreement or of the Rights to the contrary, Meridian may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the number or kind or class of securities issuable upon exercise of the Rights made in accordance with the provisions of this Agreement.

5.4   Supplements and Amendments

(A) Meridian may make any amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of the Agreement as a result of any change in any applicable legislation, regulations or rules thereunder. Meridian may, prior to the date of the first shareholders' meeting referred to in Section 5.15, supplement or amend this Agreement without the approval of the Rights Agent or any holders of Rights or Voting Shares in order to make any changes which the Board acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 5.4, no amendment shall be made to Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(B) Subject to Subsection 5.4(a), Meridian may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time before the Separation Time, amend, vary or rescind any of the terms of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Voting Shares at a Special Meeting, which Special Meeting shall be called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles and by-laws of Meridian. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by all holders of Voting Shares (other than any holder of Voting Shares who does not qualify as an Independent Shareholder, with respect to all Voting Shares Beneficially owned by such Person), represented in person or by proxy at the Special Meeting.

(C) Meridian may, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the terms of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Rights at a Rights Holders Special Meeting, which Rights Holders' Special Meeting shall be called and held in compliance with applicable laws and regulatory requirements and, to the extent possible, with the requirements in the articles and by-laws of Meridian applicable to meetings of holders of Voting Shares, applied mutatis mutandis. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to Subsection 3.1(b)), represented in person or by proxy at the Rights Holders' Special Meeting.

(D) Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes of this Agreement, each outstanding Right (other than Rights which are void pursuant to the terms of this Agreement) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in Meridian's by-laws and the CBCA with respect to the meetings of shareholders of Meridian.

(E) Any amendments made by Meridian to this Agreement pursuant to Subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, regulation or rule thereunder shall:

    (i) if made before the Separation Time, be submitted to the shareholders of Meridian at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b) confirm or reject such amendment;

    (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of Meridian and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d) confirm or reject such amendment.

     Any such amendment shall be effective from the date of the resolution of the Board adopting it, until it is confirmed or rejected or until it ceases to be effective (as described below) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

5.5   Fractional Rights and Fractional Shares

(A) Meridian shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights and Meridian shall not be required to pay any amount to a holder of record of Rights Certificates in lieu of such fractional Rights.

(B) Meridian shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, Meridian shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised, an amount in cash equal to the fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.

5.6   Rights of Action

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against Meridian to enforce such holder's right to exercise such holder's Rights, or Rights to which such holder is entitled, in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holder of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7   Regulatory Approvals

Any obligation of Meridian or action or event contemplated by this Agreement, as well as any amendment to this Agreement, shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority (including The Toronto Stock Exchange).

5.8   Declaration as to Non-Canadian Holders

If in the opinion of the Board (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by Meridian with the securities laws or comparable legislation of a jurisdiction outside Canada, the Board acting in good faith shall take such actions as it may deem appropriate to ensure such compliance. In no event shall Meridian or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.9   Notices

(A) Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on Meridian shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent), or sent by fax or other form of recorded electronic communication, charges prepaid, and confirmed in writing, as follows:

     Meridian Gold Inc.
     Suite 200

     9670 Gateway Drive, Suite 200
     Reno, NV 89511-8997

     Attention:   Chief Financial Officer
     Fax No.:     775-850-3733

(B) Notices or demands authorized or required by this Agreement to be given or made by Meridian or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with Meridian), or sent by fax or other form of recorded electronic communication, charges prepaid, and confirmed in writing, as follows:

     The Trust Company of Bank of Montreal
     129 Saint Jacques Street, B Level North

     Montreal, Quebec H2Y IL6

     Attention:   Account Manager and Supervisor, Shareholder Services
     Fax No.:     514-877-9676

(C) Notices or demands authorized or required by this Agreement to be given or made by Meridian or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by registered or certified mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of Meridian for its Common Shares. Any notice which is mailed or sent in the manner provided above shall be deemed given, whether or not the holder receives the notice.

(D) Any notice given or made in accordance with Section 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered on a Business Day (otherwise on the first Business Day thereafter), on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following mailing, if so mailed, and on the day of faxing or sending by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of Meridian and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner provided above.

5.10  Costs of Enforcement

Meridian agrees that if Meridian fails to fulfil any of its obligations pursuant to this Agreement, then Meridian will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder to enforce his rights pursuant to any Rights or this Agreement.

5.11  Successors

All the covenants and terms of this Agreement by or for the benefit of Meridian or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns.

5.12  Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person (other than Meridian, the Rights Agent and the holders of the Rights) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of Meridian, the Rights Agent and the holders of the Rights.

5.13  Governing Law

This Agreement and each Right issued shall be deemed to be a contract made under the laws of Ontario and for all purposes shall be governed by and construed in accordance with the laws of Ontario applicable to contracts to be made and performed entirely within Ontario.

5.14  Severability

If any term of this Agreement or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering ineffective or unenforceable the remaining terms of this Agreement in such jurisdiction or the application of such term in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.15  Effective Date

This Agreement is effective and in full force and effect in accordance with its terms from and after the Effective Date. In the event that this Agreement is not confirmed by a majority of the votes cast by holders of Voting Shares who vote in respect of confirmation of this agreement (other than any holder who does not qualify as an Independent Shareholder, with respect to all Voting Shares Beneficially owned by such Person) at Meridian's annual and special meeting of shareholders in 1999, then this Agreement and all outstanding Rights shall terminate and shall be void and of no further force and effect from the date that such event occurs.

This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by all holders of Voting Shares who vote in respect of such reconfirmation (other than any holder who does not qualify as an Independent Shareholder, with respect to all Voting Shares Beneficially owned by such Person) at the third and sixth annual meeting following Meridian's annual and special meeting of shareholders in 1999. If this agreement is not so reconfirmed or is not presented for reconfirmation at such annual meeting, this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date of termination of the annual meeting; provided that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to subsection 5.1(a) or (b) hereof), prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.15.

5.16  Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board, in good faith, shall not subject the Board or any director of Meridian to any liability to the holders of the Rights.

5.17  Time of the Essence

Time shall be of the essence in this Agreement.

5.18  Execution in Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                      MERIDIAN GOLD INC.

                                      By: ______________________________________

                                      THE TRUST COMPANY OF
                                      BANK OF MONTREAL

                                      By: ______________________________________

                                      By: ______________________________________

                                  ATTACHMENT I

                           FORM OF RIGHTS CERTIFICATE

Certificate No. ______
Rights

THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, MAY BECOME VOID.

                               Rights Certificate

This certifies that ___, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement, dated as of [, 1999] (the "Shareholder Rights Plan Agreement"), between Meridian Gold Inc., a corporation incorporated under the laws of Canada and The Trust Company of Bank of Montreal, a trust company incorporated under the laws of Canada (the "Rights Agent") (which term shall include any successor Rights Agent under the Shareholder Rights Plan Agreement), to purchase from Meridian Gold Inc. at any time after the Separation Time (as defined in the Shareholder Rights Plan Agreement) and prior to the Expiration Time (as defined in the Shareholder Rights Plan Agreement), one fully paid common share of Meridian Gold Inc. (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent at its principal office in the city of Toronto. The Exercise Price shall initially be $25.00 (Cdn.) per Right and shall be subject to adjustment in certain events as provided in the Shareholder Rights Plan Agreement.

This Rights Certificate is subject to all of the terms of the Shareholder Rights Plan Agreement, which terms are incorporated herein by reference and made a part hereof and to which Shareholder Rights Plan Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, Meridian Gold Inc. and the holders of the Rights Certificates. Copies of the Shareholder Rights Plan Agreement are on file at the registered office of Meridian Gold Inc.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Shareholder Rights Plan Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of Meridian Gold Inc. or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Shareholder Rights Plan Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have-been exercised as provided in the Shareholder Rights Plan Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of Meridian Gold Inc. and its corporate seal.

Date: ______________________

MERIDIAN GOLD INC.

By: _______________________________          By: _______________________________
         President                                          Secretary

Countersigned:

THE TRUST COMPANY OF BANK OF MONTREAL

By: _______________________________
          Authorized Signature

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _______ hereby sells, assigns and transfers unto ______________________ (Please print name and address of transferee) the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________, as attorney, to transfer the within Rights on the books of Meridian Gold Inc., with full power of substitution.

Dated: _____________________________________________________________________

                                    Signature

Signature Guaranteed:                   (Signature must correspond to name as
                                        written upon the face of this Rights
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, or a commercial bank or trust company having an office or correspondent in Canada.

                                   CERTIFICATE

The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Plan Agreement.

                                    ---------------------------------
                                    Signature

                          FORM OF ELECTION TO EXERCISE

(To be exercised by the registered holder if such holder desires to exercise the Rights Certificate.)

TO:      Meridian Gold Inc. and The Trust Company of Bank of Montreal

The undersigned hereby irrevocably elects to exercise o whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:
_______________________     (Name)     __________________________      (Address)
__________________ (Social Insurance Number or other taxpayer identification number).

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to: ____________________ (Name) ______________________ (Address) _________________ (Social Insurance Number or
other taxpayer identification number)

Dated: _____________________________________________________________________

                                    Signature

Signature Guaranteed:                (Signature must correspond to name as
                                     written upon the face of this Rights
                                     Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, or a commercial bank or trust company having an office or correspondent in Canada.

                                   CERTIFICATE

The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Plan Agreement.

                                    ---------------------------------
                                    Signature

                                     NOTICE

In the event the certification set forth above in the Forms of Assignment and Election is not completed, Meridian Gold Inc. will deem the Beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof. No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.